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                                                                   EXHIBIT 10(J)

                          INDUSTRIAL REAL ESTATE LEASE
                             (MULTI-TENANT FACILITY)

ARTICLE ONE: BASIC TERMS


     This Article One contains the Basic Terms of this Industrial Real Estate Lease (this "Lease") between Landlord and Tenant named below. Other Articles, Sections and Paragraphs of this Lease referred to in this Article One explain and define the Basic Terms and are to be read in conjunction with the Basic Terms.

     Section 1.01. Date of Lease: October 25, 2000
                                 -----------------------------------------------

     Section 1.02. Landlord (include legal entity): BUCKHEAD INDUSTRIAL
                                                   -----------------------------
PROPERTIES INC., a Maryland corporation
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Address of Landlord: c/o Lend Lease Real Estate Investments, Inc., 19800
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MacArthur Boulevard, Suite 1000, Irvine, CA 92812
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     Section 1.03. Tenant (include legal entity): TRIMEDYNE, INC., a Nevada
                                                 -------------------------------
corporation
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Address of Tenant: 2801 Barranca Road, Irvine, CA 92619
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     Section 1.04. Tenant's Guarantor: None.
                                      ------------------------------------------

     Section 1.05. Property: The Property is part of Landlord's multi-tenant real property development known as the Phoenix Business Center and described or
                                   ---------------------------
depicted on Exhibit "A" (the "Project"). The Project includes the land, the buildings and all other improvements located on the land, and the common areas described in Paragraph 4.05(a). The Property is an approximately Forty-Seven
                                                                 ---------------
Thousand Eight Hundred Sixty-Two (47,862) square foot industrial building
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commonly known as 15091 Bake Parkway, Irvine, California, as depicted on the
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site plan attached hereto as Exhibit "A".

     Section 1.06. Permitted Use: (See Article Five) The research and
                                                     ---------------------------
development, light manufacturing, assembly and storage of laser devices and
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general office use related thereto and for no other use or purpose.
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     Section 1.07. Lease Term: Five (5) years, zero (0) months beginning on
                               ------------------------
January 1, 2001 or such other date as is specified in Section 2.01 of this Lease
---------------
(the "Commencement Date"), and ending on December 31, 2005.
                                         ---------------------------------------

     Section 1.08. Rent and Other Charges Payable by Tenant:

     (a) BASE RENT: Thirty-Nine Thousand Seven hundred Twenty-Five and 46/100
                   -------------------------------------------------------------
Dollars ($39,725.46) per month for the first thirty (30) months, as provided in
--------------------                         -----------
Section 3.01, and shall be increased on the first day of the thirty-first (31st)
                                                             -------------------
month after the Commencement Dare, to Forty-Four Thousand Thirty-Three and
                                      ------------------------------------------
04/l00 Dollars ($44,033.04).
---------------------------

     (b) OTHER PERIODIC PAYMENTS:

         (i) Real Property Taxes (See Section 4.02, 4.08); (ii) Utilities (See
Section 4.03); (iii) Insurance Premiums (See Section 4.04, 4.08); (iv) Tenant's Pro Rata Share of Common Area Expenses 13.4 % (See Section 4.05); (v) Impounds
                                       ------
for Insurance Premiums and Property Taxes (See Section 4.08); and (vi) Maintenance, Repairs and Alterations (See Article Six).

     Section 1.09. Brokers: (See Article Fourteen) (If none, so state)

Landlord's Broker: CD Richard Ellis, Inc.
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Tenant's Broker: Julien J. Studley, Inc.
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     Section 1.10. Initial Security Deposit: (See Section 3.03) $44,033.04
                                                                ----------------

     Section 1.11. Vehicle Parking Spaces Allocated to Tenant: (See Section 4.05) In common with the other tenants of the Project (120 unreserved spaces).
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     Section 1.12. Commission Payable to Landlord's Broker: (See Article
Fourteen) Per Separate Agreement.
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     Section 1.13. Landlord's Share of Profit on Assignment or Sublease: (See
Section 9.05) Fifty percent (50%) of the Profit (the "Landlord's Share").
             ----------------------------------

     Section 1.14. Riders and Exhibits: The following Riders and Exhibits are attached to and made a part of this Lease: (If none, so state)

         Exhibit "A" -  Site Plan
         Exhibit "B" -  Hazardous  Materials Questionnaire
         Exhibit "C-l"  - Landlord's Responsibilities Prior to Delivery
         Exhibit "C-2"  - Tenant's Moveout Responsibilities
         Exhibit "D" -  Memorandum of Term Commencement
         Exhibit "E" -  Initial Tenant Improvements Plan Partition
Tenant shall comply at all times with all terms and provisions of all Riders and Exhibits to this Lease attached hereto and incorporated herein by this reference.

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ARTICLE TWO: LEASE TERM

     Section 2.01. Lease of Property For Lease Term. Landlord leases the Property to Tenant and Tenant leases the Property from Landlord for the Lease Term. The Lease Term is for the period stated in Section 1.07 above and shall begin and end on the dates specified in Section 1.07 above, unless the beginning or end of the Lease Term is changed under any provision of this Lease. The Commencement Date shall be the date specified in Section 1.07 above for the beginning of the Lease Term, unless advanced or delayed under any provision of this Lease. Within fifteen (15) days after the Commencement Date, Landlord and Tenant shall execute a Memorandum of Term Commencement in the form attached hereto as Exhibit "D".

     Section 2.02. Delay in Commencement. Tenant acknowledges that the Property is currently occupied by another tenant, Triconex Corporation ("Triconex"), with whom Landlord intends to enter into a lease termination agreement (the "Triconex Termination Agreement") concurrently herewith terminating Triconex's lease of the Property (the "Triconex Lease") effective November 14, 2000. This Lease is expressly conditioned upon Landlord and Triconex executing the Triconex Termination Agreement in form and substance acceptable to Landlord. Landlord shall not be liable to Tenant if Landlord does not deliver possession of the Property to Tenant on the Commencement Date. Landlord's non-delivery of the Property to Tenant on the Commencement Date shall not affect this Lease or the obligations of Tenant under this Lease except that the Commencement Date shall be delayed until Landlord delivers possession of the Property to Tenant and the Lease Term shall be extended for a period equal to the delay in delivery of possession of the Property to Tenant, plus the number of days necessary to end the Lease Term on the last day of a month. Notwithstanding the foregoing, if Landlord does not deliver possession of the Property to Tenant by March 1, 2001, Tenant may elect to cancel this Lease by giving written notice to Landlord by March 20, 2001. If Tenant gives such notice, this Lease shall be canceled and neither Landlord nor Tenant shall have any further obligations to the other; provided, however, that Landlord shall return the Security Deposit to Tenant not more than thirty (30) days after receipt of Tenant's written termination notice. If Tenant does not give such notice, Tenant's right to cancel this Lease shall expire and the Lease Term shall commence upon the delivery of possession of the Property to Tenant. If delivery of possession of the Property to Tenant is delayed, Landlord and Tenant shall, upon such delivery, execute an amendment to this Lease setting forth the actual Commencement Date and expiration date of this Lease. Failure to execute such amendment shall not affect the actual Commencement Date and expiration date of this Lease.

     Section 2.03. Early Occupancy. Tenant shall be entitled to occupy the Property for a period of not less than six (6) weeks prior to the Commencement Date. Except for the obligation to pay Base Rent and other charges specified hereunder, Tenant's occupancy of the Property shall be subject to all of the provisions of this Lease. Early occupancy of the Property shall not advance the expiration date of this Lease. Provided that Triconex vacates and surrenders the Property to Landlord by November 15, 2000, Tenant shall be entitled to early occupancy of the Property commencing on November 15, 2000 and continuing until the Commencement Date solely for the purpose of installing Tenant's furniture, fixtures and equipment and otherwise preparing the Property for Tenant's occupancy but in no event for conducting Tenant's business; provided that Tenant shall not interfere with Landlord's work or activities, if any, in preparing the Property for Tenant's occupancy. Landlord and Tenant shall coordinate their respective work to be performed at the Property during the Tenant's early occupancy. Tenant shall not pay Base Rent or any other charges specified in this Lease during the early occupancy period. However, Tenant shall provide Landlord with evidence of Liability Insurance coverage pursuant to Section 4.04(a) hereof. In the event Landlord is unable to deliver the Property to Tenant by November 15, 2000 for Tenant's early occupancy, Landlord shall pay to Tenant any holdover rent received from Triconex in excess of the base rent due under the Triconex Lease applicable to the Property (e.g., if the base rent due under the Triconex Lease is $30,000 per month and Landlord receives holdover rent in the amount $45,000 per month, Landlord shall pay to Tenant $15,000). Additionally, if Landlord is unable to deliver the Property to Tenant by November 15, 2000, then the Commencement Date shall be delayed one day for each day delivery of the Property is delayed beyond November 15, 2000; provided, however, that if Landlord delivers the Property to Tenant between November 18, 2000 and December 15, 2000, then the Commencement Date shall be delayed until February 1, 2001. It is the express intention of the parties that Tenant have the opportunity to occupy the Property for a period of not less than six (6) weeks prior to the Commencement Date in order to construct its Tenant Improvements in the Property prior to the Commencement Date.

     Section 2.04. Holding Over. Tenant shall vacate the Property upon the expiration or earlier termination of this Lease. Tenant shall reimburse Landlord for and indemnify Landlord against all damages which Landlord incurs from Tenant's delay in vacating the Property through no fault of Landlord. If Tenant does not vacate the Property upon the expiration or earlier termination of this Lease and Landlord thereafter accepts rents from Tenant, Tenant's occupancy of the Property shall be a "month-to-month" tenancy, subject to all of the terms of this Lease applicable to a month-to-month tenancy, except that the Base Rent then in effect shall be increased by fifty percent (50%).

     Section 2.05. Condition of Premises Upon Delivery. Landlord shall deliver the Property to Tenant in accordance with Exhibit "C-l" attached hereto. In the event Tenant does not give to Landlord written notice of the violation of the foregoing obligation within thirty (30) days from the date that Landlord delivers the Property to Tenant for early occupancy, the correction of same shall be the obligation of the Tenant at Tenant's sole cost and expense (provided, that any work in connection with such correction shall be done at the direction and with the approval of Landlord). In the event that Tenant gives Landlord written notice within thirty days after the date that Landlord delivers the Property to Tenant for early occupancy, that one or more of Landlord's responsibilities listed on Exhibit "C-l" have not been satisfied, Landlord shall cure such deficiencies within thirty (30) days after receipt of Tenant's written notice of the same unless a longer period is reasonably necessary to rectify the same, in which event Landlord shall have such longer period so long as Landlord diligently pursues such rectification to completion.

ARTICLE THREE: BASE RENT

     Section 3.01. Time and Manner of Payment. Upon execution of this Lease, Tenant shall pay Landlord the Base Rent in the amount stated in Paragraph 1.08(a) above for the first month of the Lease Term. On the first day of the second month of the Lease Term and each month thereafter, Tenant shall pay Landlord the Base Rent, in advance, without offset, deduction or prior demand. The Base Rent shall be payable without notice or demand at Landlord's address or at such other place as Landlord may designate in writing.

     Section 3.02. Intentionally Deleted.

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     Section 3.03.  Security Deposit.

     (a) Upon the execution of this Lease, Tenant shall deposit with Landlord a cash Security Deposit in the amount set forth in Section 1.10 above. Landlord may apply all or part of the Security Deposit to any unpaid rent or other charges due from Tenant or to cure any other defaults of Tenant. If Landlord uses any part of the Security Deposit, Tenant shall restore the Security Deposit to its full amount within ten (10) days after Landlord's written request. Tenant's failure to do so shall be a material default under Section 10.02(b) of this Lease. No interest shall be paid on the Security Deposit. Landlord shall not be required to keep the Security Deposit separate from its other accounts and no trust relationship is created with respect to the Security Deposit.

     (b)   Intentionally Deleted.

     Section 3.04. Termination; Advance Payments. Not more than thirty (30) days after the termination of this Lease under Article Seven (Damage or Destruction), Article Eight (Condemnation) or any other termination not resulting from Tenant's default, and after Tenant has vacated the Property in the manner required by this Lease, Landlord shall refund or credit to Tenant (or Tenant's successor) the unused portion of the Security Deposit, any advance rent or other advance payments made by Tenant to Landlord, and any amounts paid for real property taxes and other reserves which apply to any time periods after termination of this Lease.

ARTICLE FOUR: OTHER CHARGES PAYABLE BY TENANT

     Section 4.01. Additional Rent. All charges payable by Tenant other than Base Rent are referred to herein as "Additional Rent." Unless this Lease provides otherwise, Tenant shall pay all Additional Rent then due with the next monthly installment of Base Rent. The term "rent" shall mean Base Rent and Additional Rent.

     Section 4.02.  Property Taxes.

     (a) Definition of "Real Property Tax." "Real Property Tax" means: (i) any fee, license lax, business license fee, commercial rental levy, charge, assessment, penalty or tax imposed by any taxing authority against the Property;
(ii) any tax on the Landlord's right to receive, or the receipt of, rent or income from the Property or against Landlord's business of leasing the Property;
(iii) any tax or charge for fire protection, streets, sidewalks, road maintenance, refuse or other services provided to the Property by any governmental agency, (iv) any tax imposed upon this transaction or based upon a re-assessment of the Property due to a change of ownership, as defined by applicable law, or other transfer of all or part of Landlord's interest in the Property; and (v) any charge or fee replacing any tax previously included within the definition of Real Property Tax. "Real Property Tax" does not, however, include Landlord's federal or state income, franchise, inheritance or estate taxes. Notwithstanding the foregoing, "Real Property Taxes" shall not include tax penalties or interest incurred as a result of Landlord's negligence, inability, unwillingness or failure to make payments when due. Landlord shall provide Tenant with a copy of the most recent tax bill covering the Property and any other tax information in Landlord's possession relating to the Property.

     (b) Real Property Taxes. Tenant shall pay all Real Property Taxes on the Property (including any fees, taxes or assessments against, or as a result of, any tenant improvements installed on the Property by or for the benefit of Tenant) during the Lease Term in accordance with Section 4.05(e) and, if applicable, Section 4.08 below. Landlord shall reimburse Tenant for any Real Property Taxes paid by Tenant covering any period of time prior to or after the Lease Term. If Tenant fails to pay the Real Property Taxes when due, in accordance with Section 4.05(e), Landlord may pay the taxes and Tenant shall reimburse Landlord for the amount of such tax payment as Additional Rent.

     (c) Joint Assessment. If the Property is not separately assessed, Landlord shall reasonably determine Tenant's share of Real Property Taxes payable by Tenant under Paragraph 4.02(a) from the assessor's worksheets or other reasonably available information. Tenant shall pay such share to Landlord in accordance with Section 4.05(e) below. Upon Tenant's request, Landlord shall provide Tenant the supporting documentation regarding Tenant's share of Real Property Taxes.

     (d)   Personal Property Taxes.

          (i) Tenant shall pay all taxes charged against trade fixtures, furnishings, equipment or any other personal property belonging to Tenant. Tenant shall use its best efforts to have personal property taxed separately from the Property.

          (ii) If any of Tenant's personal property is taxed with the Property, Tenant shall pay Landlord the taxes for the personal property within fifteen
(15) days after Tenant receives a written statement from Landlord for such personal property taxes.

     Section 4.03. Utilities. Tenant shall pay, directly to the appropriate supplier, the cost of all natural gas, heat, light, power, sewer service, telephone, water, refuse disposal and other utilities and services supplied to the Property. However, if any services or utilities are jointly metered with other property, Landlord shall make a reasonable determination of Tenant's proportionate share of the cost of such utilities and services and Tenant shall pay such share to Landlord within fifteen (15) days after receipt of Landlord's written statement.

     Section 4.04.  Insurance Policies.

     (a) Liability Insurance. During the Lease Term, Tenant shall maintain a policy of commercial general liability insurance (sometimes known as broad form comprehensive general liability insurance) insuring Tenant against liability for bodily injury, property damage (including loss of use of property) and personal injury arising out of the operation, use or occupancy of the Property. Landlord and Landlord's agents, whose names shall be provided to Tenant by Landlord, shall be named as an additional insured under such policy. The initial amount of such insurance shall be Two Million and No/100 Dollars ($2,000,000.00) per occurrence and shall be subject to periodic increase based upon inflation, increased liability awards, recommendation of Landlord's professional insurance advisers and other relevant factors. The liability insurance obtained by Tenant under this Paragraph 4.04(a) shall (i) be primary and noncontributing; (ii) contain cross-liability endorsements; and (iii) insure Landlord against Tenant's performance under Section 5.05 resulting from the negligence of Tenant. The amount and coverage of such insurance shall not limit Tenant's liability nor relieve Tenant of any other

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obligation under this Lease. Landlord may also obtain comprehensive public liability insurance in an amount and with coverage determined by Landlord insuring Landlord against liability arising out of ownership, operation, use or occupancy of the Property. The policy obtained by Landlord shall not be contributory and shall not provide primary insurance. Tenant shall secure an appropriate clause in, or an endorsement upon, each insurance policy required by this Lease, pursuant to which the insurance company waives subrogation or permits the insured, prior to any loss, to agree with a third party to waive any claim it might have against said third party without invalidating the coverage under the insurance policy. Such waiver of subrogation or permission for waiver of any claim shall extend to the agents and employees of Landlord and Tenant, respectively.

     (b) Property and Rental Income Insurance. During the Lease Term, Landlord shall maintain policies of insurance covering loss of or damage to the Property in the full amount of its replacement value. Such policy shall contain an Inflation Guard Endorsement and shall provide protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils (all risk), sprinkler leakage and any other perils which Landlord deems reasonably necessary and which are customarily carried by landlords of projects comparable to the Project.
Landlord shall have the right to obtain flood and earthquake insurance, and may, upon Tenant's request, obtain insurance on building improvements installed on the Property. Landlord shall not obtain insurance for Tenant's fixtures or equipment. During the Lease Term, Landlord shall also maintain a rental income insurance policy, with loss payable to Landlord, in an amount equal to one year's Base Rent, plus estimated real property taxes and insurance premiums. Tenant shall not do or permit anything to be done which invalidates any such insurance policies. Tenant shall be liable for the payment of any deductible amount under Landlord's or Tenant's insurance policies maintained pursuant to this Section 4.04. Notwithstanding anything to the contrary contained in this Lease, in the event that the Property is the only portion of the Project that is damaged or that suffers a loss, Tenant shall be liable for the payment of the entire deductible amount under Landlord's insurance policies maintained pursuant to this Lease. In the event that the entire building in which the Property is located (the "Building") is damaged or suffers a loss, Tenant shall be liable only for Tenant's pro rata share ("Tenant's Pro Rata Share of the Building") of any deductible amount under Landlord's insurance policies maintained pursuant to this Lease. Tenant's Pro Rata Share of the Building shall be calculated by dividing the square foot area of the Property, as set forth in Section 1.04 of this Lease, by the aggregate square foot area of the Building. In the event that a portion of the Project that is greater than the Building is damaged or suffers a loss, Tenant shall be liable only for Tenant's pro rata share ("Tenant's Pro Rata Share of the Project") of any deductible amount under Landlord's insurance policies maintained pursuant to this Lease. For the purposes of this Section 4.04(b), Tenant's Pro Rata Share of the Project shall be calculated by dividing the square foot area of the Property that is damaged by the aggregate square foot area of the portion of the Project that is damaged.

     (c) Payment of Premiums. Subject to Section 4.08, Tenant shall pay all premiums for the insurance policies described in Paragraphs 4.04(a) and (b) (whether obtained by Landlord or Tenant) within fifteen (15) days after Tenant's receipt of a copy of the premium statement or other evidence of the amount due. For insurance policies maintained by Landlord which cover improvements on the entire project, Tenant shall pay Tenant's prorated share of the premiums, in accordance with the formula in Paragraph 4.05(e) for determining Tenant's Pro Rata Share of Common Area Expenses. In addition, any premiums paid by Landlord for commercial general liability insurance, including umbrella or excess liability relating to the Project and/or the Property, shall be included as a Common Area Expense, and Tenant shall pay its Pro Rata Share of any such premiums. If insurance policies maintained by Landlord cover improvements on real property other than the Project, Landlord shall deliver to Tenant a statement of the premium applicable to the Property showing in reasonable detail how Tenant's share of the premium was computed. If the Lease Term expires before the expiration of an insurance policy maintained by Landlord, Tenant shall be liable for Tenant's prorated share of the insurance premiums. Before the Commencement Date, Tenant shall deliver to Landlord a copy of any policy of insurance which Tenant is required to maintain under this Section 4.04. At least thirty (30) days prior to the expiration of any such policy, Tenant shall deliver to Landlord a renewal of such policy. As an alternative to providing a policy of insurance, Tenant shall have the right to provide Landlord a certificate of insurance, executed by an authorized officer of the insurance company, showing that the insurance which Tenant is required to maintain under this Section 4.04 is in full force and effect and containing such other information as Landlord reasonably requires.

     (d)  General Insurance Provisions.

          (i) Any insurance which Tenant is required to maintain under this Lease shall include a provision which requires the insurance carrier to give Landlord not less than thirty (30) days' written notice prior to any cancellation or modification of such coverage.

          (ii) If Tenant fails to deliver any policy, certificate or renewal to Landlord required under this Lease within the prescribed time period or if any such policy is canceled or modified during the Lease Term without Landlord's consent, Landlord may obtain such insurance, in which case Tenant shall reimburse Landlord for the cost of such insurance within fifteen (15) days after receipt of a statement that indicates the cost of such insurance.

          (iii) Tenant shall maintain all insurance required under this Lease with companies holding a "General Policy Rating" of A-12 or better, as set forth in the most current issue of "Best Key Rating Guide". Landlord and Tenant acknowledge the insurance markets are rapidly changing and that insurance in the form and amounts described in this Section 4.04 may not be available in the future. Tenant acknowledges that the insurance described in this Section is for the primary benefit of Landlord. If at any time during the Lease Term, any portion of the insurance required to be maintained by Tenant under this Lease is not available in the jurisdiction in which the Property is located, Tenant shall nevertheless maintain insurance coverage which is customary and commercially reasonable in the insurance industry for Tenant's type of business. Landlord makes no representation as to the adequacy of such insurance to protect Landlord's or Tenant's interests. Therefore, Tenant shall obtain any such additional property or liability insurance which Tenant deems necessary to protect Landlord and Tenant; provided, that if Tenant maintains any insurance in addition to the insurance required under this Section 4.04, Landlord shall be named as an additional insured thereon, and with respect to any property insurance, Tenant shall make the proceeds thereof available for restoration of the Property after any casualty.

          (iv) Unless prohibited under any applicable insurance policies maintained, Landlord and Tenant each hereby waives any and all rights of recovery against the other, or against the officers, employees, agents or representatives of the other, for loss of or damage to its property or the property of others under its control, if such loss or damage is covered by any insurance policy in force (whether or not described in this Lease) at the time of such loss or damage. Upon obtaining the required policies of insurance, Landlord and Tenant shall give notice to the insurance carriers of this mutual waiver of subrogation.

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     Section 4.05. Common Areas; Use, Maintenance and Costs.

     (a) Common Areas. As used in this Lease, "Common Areas" shall mean all areas within the Project which are available for the common use of tenants of the Project and which are not leased or held for the exclusive use of Tenant or other tenants, including, but not limited to, parking areas, driveways, sidewalks, loading areas, access roads, corridors, landscaping and planted areas. Landlord, from time to time, may change the size, location, nature and use of any of the Common Areas, convert Common Areas into leasable areas, construct additional parking facilities (including parking structures) in the Common Areas, and increase or decrease Common Area land and/or facilities. Tenant acknowledges that although such activities and changes may result in inconvenience to Tenant, Tenant consents to such activities and changes and agrees that the same shall not constitute a breach of this Lease or an eviction of Tenant, constructive or otherwise. Notwithstanding the foregoing, Landlord shall not change the size, location, nature or use of the Common Areas so as to materially adversely impact Tenant's business, operations, parking or access to the Property

     (b) Use of Common Areas. Tenant shall have the nonexclusive right (in common with other tenants and all others to whom Landlord has granted or may grant such rights) to use the Common Areas for the purposes intended, subject to such reasonable rules and regulations as Landlord may establish from time to time. Tenant shall abide by such rules and regulations and shall use its best efforts to cause others who use the Common Areas with Tenant's express or implied permission to abide by Landlord's rules and regulations. At any time, Landlord may close any Common Areas to perform any acts in the Common Areas as, in Landlord's judgment, are desirable to improve the Project and Tenant agrees that the same shall not constitute a breach of this Lease or an eviction of Tenant, constructive or otherwise. Tenant shall not interfere with the rights of Landlord, other tenants or any other person entitled to use the Common Areas.

     (c) Specific Provision re: Vehicle Parking. Tenant shall be entitled to use the number of vehicle parking spaces in the Project allocated to Tenant in
Section 1.11 of this Lease, if any, without paying any additional rent. Tenant's parking shall not be reserved and shall be limited to vehicles no larger than standard size automobiles or pickup u1ility vehicles. Tenant shall not cause large trucks or other large vehicles to be parked within the Project or on the adjacent public streets. Temporary parking of large delivery vehicles in the Project may only be permitted by the rules and regulations established by Landlord. Vehicles shall be parked only in striped parking spaces and not in driveways, loading areas or other locations not specifically designated for parking. Handicapped spaces shall only be used by those legally permitted to use them. Tenant shall be permitted to use up to an additional 25 parking space in excess of the number of vehicle parking spaces set forth in Section 1.11 of this Lease at the rate of $25 per parking space per month. If Tenant parks more than 145 vehicles in the parking area, such conduct shall be a material breach of this Lease if Tenant fails to cure such breach within 48 hours after notice from Landlord that Tenant is in violation of the parking provisions of this Lease. In addition to Landlord's other remedies under this Lease, Tenant shall pay a daily charge determined by Landlord for each such additional vehicle.

     (d) Maintenance of Common Areas. Landlord shall maintain the Common Areas in good order, condition and repair and shall operate the Project as a first-class industrial/commercial real property development. Tenant shall pay Tenant's Pro Rata Share (as determined below) of all costs incurred by Landlord for the operation and maintenance of the Common Areas ("Common Area Expenses"). Common Area Expenses include, but are not limited to, costs and expenses for the following: gardening and landscaping; utilities, water and sewage charges; maintenance of signs (other than tenants' signs); premiums for liability, property damage, fire insurance and other types of casualty insurance on the Common Areas and worker's compensation insurance; all property taxes levied on or attributable to personal property used in connection with the Common Areas; straight-line depreciation on personal property owned by Landlord which is consumed in the operation or maintenance of the Common Areas; rental or lease payments paid by Landlord for rented or leased personal property used in the operation or maintenance of the Common Areas; fees for required licenses and permits; repairing, resurfacing, repaving, maintaining, painting, lighting, cleaning, refuse removal, security and similar items; reserves for roof replacement and exterior painting and other appropriate reserves; and a reasonable allowance to Landlord for Landlord's supervision of the Common Areas (not to exceed five percent (5%) of the gross rents of the Project for the calendar year). Landlord may cause any or all of such services to be provided by third parties and the cost of such services shall be included in Common Area Expenses. Common Area Expenses shall not include depreciation of real property which forms part of the Common Areas.

     (e) Tenant's Share and Payment. Tenant shall pay Tenant's annual Pro Rata Share of all Common Area Expenses (prorated for any fractional month) upon written notice from Landlord that such costs are due and payable, and in any event prior to delinquency. Tenant's Pro Rata Share shall be calculated by dividing the square foot area of the Property, as set forth in Section 1.05 of this Lease, by the aggregate rentable square foot area of the Project. Tenant's initial Pro Rata Share is set out in Paragraph 1.08(b). Any changes in the Common Area Expenses and/or the aggregate area of the Project leased or held for lease during the Lease Term shall be effective on the first day of the month after such change occurs. Landlord may, at Landlord's election, estimate in advance and charge to Tenant monthly, all Real Property Taxes for which Tenant is liable under Section 4.02 of this Lease, all insurance premiums for which Tenant is liable under Section 4.04 of this Lease, all maintenance and repair costs for which Tenant is liable under Section 6.04 of this Lease, and all other Common Area Expenses payable by Tenant hereunder. Tenant shall pay such estimated amounts monthly along with Tenant's payment of Base Rent. Landlord may adjust such estimates at any time based upon Landlord's experience and anticipation of costs. Such adjustments shall be effective as of the next rent payment date after notice to Tenant. At Landlord's election, such estimated Common Area Expenses shall be paid quarterly or at any other periodic intervals to be designated by Landlord. Within ninety (90) days after the end of each calendar year of the Lease Term, Landlord shall deliver to Tenant a statement setting forth, in reasonable detail, the Common Area Expenses paid or incurred by Landlord during the preceding calendar year and Tenant's Pro Rata Share. Upon receipt of such statement, there shall be an adjustment between Landlord and Tenant, with payment to or credit given by Landlord (as the case may be) so that Landlord shall receive the entire amount of Tenant's share of such costs and expenses for such period. Notwithstanding anything to the contrary contained herein, Landlord shall have the right, from time to time, to equitably allocate some or all of the Common Area Expenses for the Project among different portions or tenants of the Project ("Cost Pools"), in Landlord's reasonable discretion. The Common Area Expenses within each such Cost Pool shall be allocated and charged to the tenants within such Cost Pool in an equitable manner. Throughout the Lease Term, Landlord shall provide Tenant with reasonable supporting documentation regarding Tenant's Share of Common Area Expenses within thirty
(30) days of receipt of Tenant's written request therefor.

     Notwithstanding anything to the contrary contained herein, Landlord and Tenant agree that if the total cost of the Real Property Taxes for the Property, Tenant's prorated share of the Landlord's insurance premiums for the Property and Tenant's Pro Rata Share of Common Area Expenses (collectively, the "Property Operating Expenses") for the 2001 calendar year exceeds $.12 per rentable square foot of the Property per month, for any reason other than as a result of an increase in the Real Property Taxes for the Property due to Tenant's improvements to the Property, including without limitation, the Tenant Improvements (as hereinafter defined), Tenant shall receive, at all times during the Lease Term after the calendar year 2001 that the Property Operating Expenses exceed $.12 per rentable square foot of the Property per month, a credit against the Property Operating Expenses in an amount equal to the difference between the Property Operating Expenses for the 2001 calendar year and $.12 (e.g., if the Property Operating Expenses for the 2001 calendar year are $.14 per square foot of the Property per month, Tenant shall receive a credit in the amount of $.02 per square foot of the Property per month for each month during the remainder of the Lease Term that the Property Operating Expenses exceed $.12 per rentable square foot of the Property).

     (f) Tenant Audit Right. Tenant shall have a period of one hundred twenty
(120) days after receipt of any annual statement of Common Area Expenses to question or challenge the amount shown thereon as being the annual Common Area Expenses or Tenant's Pro Rata Share thereof by giving written notice to Landlord specifying the items which are challenged. Tenant waives and relinquishes the right to challenge or object to the amounts shown at any time after expiration of such one hundred twenty (120) day period. If Tenant timely challenges any item shown on the annual statement. Tenant or Tenant's representative shall then have a period of sixty (60) days in which to inspect and, at Tenant's cost, copy during business hours upon reasonable written notice to Landlord at Landlord's office Landlord's records relating to the challenged item or items. Tenant shall give written notice to Landlord prior to expiration of such sixty
(60) day of whether Tenant continues to challenge any of the items originally objected to, in which case an independent certified public accountant (which accountant is a member of a nationally recognized accounting firm), designated by Tenant and approved by Landlord (which approval shall not be unreasonably withheld) (the "Independent CPA") shall inspect Landlord's records at Landlord's offices at Tenant's expense. If the Independent CPA determines an error was made in the calculation of Common Area Expenses from the annual statement, the parties shall make such appropriate payments or reimbursements, as the case may be, to each other as are determined to be owing. Any reimbursement amounts determined to be owing by Landlord to Tenant or by, Tenant to Landlord shall be
(i) in the case of amounts owing from Tenant to Landlord paid within thirty (30) days following such determination, and (ii) in the case of amounts owing from Landlord to Tenant, credited against the next payment of Base Rent due Landlord under this terms of this Lease, or if the Lease Term, as the same may be extended, has expired, within thirty (30) days of such determination. If the audit performed the Independent CPA reveals that Landlord's determination of Tenant's Pro Rata Share of Common Area Expenses as set forth in any statement sent to Tenant was in error in Landlord's favor by more than five percent (5%), Landlord shall pay to Tenant the reasonable cost of such audit, not to exceed $5,000. If Tenant fails to review the records or fails to give timely written notice to Landlord that it continues to object, then Tenant shall be deemed to have waived its objection and shall have no further right to challenge or object thereto. Notwithstanding any objection or challenge of Tenant, Tenant shall pay the amount claimed by Landlord to be due as and when provided for herein, pending the resolution of Tenant's objection.

     Section 4.06. Late Charges. Tenant's failure to pay rent promptly may cause Landlord to incur unanticipated costs. The exact amount of such costs are impractical or extremely difficult to ascertain. Such costs may include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord by any ground lease, mortgage or trust deed encumbering the Property. Therefore, if Landlord does not receive any rent payment within seven
(7) days after it becomes due, Tenant shall pay Landlord a late charge equal to five percent (5%) of the overdue amount. The parties agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of such late payment.

     Section 4.07. Interest on Past Due Obligations. Any amount owed by Tenant to Landlord which is not paid when due shall bear interest at the rate of fifteen percent (15%) per annum from the due date of such amount. However, interest shall not be payable on late charges to be paid by Tenant under this Lease. The payment of interest on such amounts shall not excuse or cure any default by Tenant under this Lease. If the interest rate specified in this Lease is higher than the rate permitted by law, the interest rate shall be decreased to the maximum legal interest rate permitted by law.

     Section 4.08. Impounds for Insurance Premiums and Real Property Taxes. In addition to and without limiting Tenant's obligations with respect to payment of Landlord's estimate pursuant to Section 4.05(e) above, if requested by any ground lessor or lender to whom Landlord has granted a security interest in the Property, or if Tenant is more than ten (10) days late in the payment of rent more than once in any consecutive twelve (12) month period, Tenant shall pay Landlord a sum equal to one-twelfth (l/12) of the annual real property taxes and insurance premiums payable by Tenant under this Lease, together with each payment of Base Rent. Landlord shall hold such payments in a non-interest bearing impound account. If unknown, Landlord shall reasonably estimate the amount of real property taxes and insurance premiums when due. Tenant shall pay any deficiency of funds in the impound account to Landlord upon written request. If Tenant defaults under this Lease, Landlord may apply any funds in the impound account to any obligation then due under this Lease.

ARTICLE FIVE: USE OF PROPERTY

     Section 5.01. Permitted Use. Tenant may use the Property only for the Permitted Use set forth in Section 1.06 above.

     Section 5.02. Manner of Use. Tenant shall not cause or permit the Property to be used in any way which constitutes a violation of any law, ordinance, or governmental regulation or order, which annoys or interferes with the rights of tenants of the Project, or which constitutes a nuisance or waste. Notwithstanding anything contained in this Lease to the contrary, Tenant shall at its sole cost and expense, faithfully observe and promptly comply and cause the Property to comply with all local, state or federal laws, statutes, ordinances and governmental rules, regulations or requirements now or hereafter in force including, but not limited to, the Occupational Safety and Health Act, laws or regulations relating to the accessibility or useability of the Property by disabled persons, and the requirements of any board of fire underwriters or other similar bodies now or hereafter constituted relating to or affecting the condition, use or occupancy of the Property, regardless of (a) the relationship of the cost of compliance to the Base Rent reserved in this Lease; (b) the length of the Lease Term; (c) the degree to which compliance would benefit Landlord or Tenant; (d) whether compliance relates or pertains to structural or non-structural matters; (e) the degree to which Tenant's use and enjoyment of the Property will be interfered with while work to comply is taking place; and,
(f) whether the parties contemplated application of the particular applicable law in question. Notwithstanding the foregoing, if any structural alteration or modification ("Structural Modification") is required under any law, statue, code, rule or regulation ("Laws"), (i) with respect to Laws in effect prior to the Commencement Date, Landlord shall, at Landlord's sole cost and expense, and not as an Common Area Expense, make such Structural Modification to the Property and Common Areas, if and when required by any governmental agency, pursuant to such Laws; provided, however, that if such Structural Modification is triggered by or required as a result of Tenant specific use of or improvements to the Property, Tenant shall solely bear the cost of such Structural Modification, and (ii) with respect to new Laws taking effect after the Commencement Date (for this purpose, a change in the interpretation of or a change in the procedures for enforcing an existing Law will be the equivalent of a new Law),

Landlord shall, subject to reimbursement by Tenant as a Common Area Expense in accordance with Section 4.05(e) of this Lease, make such Structural Modification to the Property and Common Areas, if and when required by any governmental agency, pursuant to such new Laws; provided, however, that the cost of such Structural Modification shall be amortized over the useful life of such items; and provided further, that if such Structural Modification is triggered by or required as a result of Tenant's specific use of or improvements to the Property, Tenant shall solely bear the cost of such Structural Modification.

     Section 5.03. Extraordinary Use. In the event Tenant's use of the Property causes extraordinary wear and tear on the Property or on all or any portion of the Common Area or requires maintenance in excess of that ordinarily required for tenants of the Project, as reasonably determined by Landlord, Landlord may, at Landlord's election, charge to Tenant any costs relating to or arising out of such extraordinary use, including, but not limited to, additional maintenance and repair costs and Tenant shall reimburse Landlord on demand therefor.

     Section 5.04. Hazardous Materials.

     (a) Definition. As used in this Lease, the term "Hazardous Materials" means
         ----------
any flammable items, explosives, radioactive materials, hazardous or toxic substances, material or waste or related materials, including any substances defined as or included in the definition of "hazardous substances", "hazardous wastes", "infectious wastes", "hazardous materials" or "toxic substances" now or subsequently regulated under any federal, state or local laws, regulations or ordinances including, without limitation, oil, petroleum-based products, paints, solvents, lead, cyanide, DDT, printing inks, acids, pesticides, ammonia compounds and other chemical products, asbestos, PCBs and similar compounds, and including any different products and materials which are subsequently found to have adverse effects on the environment or the health and safety of persons.

     (b) General Prohibition. Tenant shall not cause or permit any Hazardous
         -------------------
Materials to be generated, produced, brought upon, used, stored, treated, discharged, released, spilled or disposed of on, in, under or about the Property by Tenant, its affiliates, agents, employees, contractors, sublessees, assignees or invitees (collectively, "Tenant Parties") without the prior written consent of Landlord, which consent shall be granted or denied in Landlord's good faith business judgment; provided, however, Landlord's consent shall not be required to use or store (i) small quantities of standard office supplies standard for offices of the size of the office space contained in the Property or (ii) small quantities of common household cleaning supplies standard for the size of the Property (such supplies, together with any other hazardous materials for which Landlord's written consent is given, are hereinafter referred to as the "Permitted Materials"). In no event, however, shall Landlord be required to consent to the use of asbestos-containing materials, PCBs or the installation or use of any storage tanks in, on or under the Property. Tenant shall indemnify, defend and hold Landlord, and each of Landlord's partners, shareholders, officers, directors, employees, agents, attorneys, investment advisors, portfolio managers, property managers, trustees, ancillary trustees, beneficiaries and their affiliates (including, without limitation, Equitable Real Estate Investment Management, Inc.), harmless from and against any and all actions (including, without limitation, remedial or enforcement actions of any kind, administrative or judicial proceedings, and orders or judgments arising out of or resulting therefrom), costs, claims, damages (including, without limitation, punitive damages), expenses (including, without limitation, attorneys', consultants' and experts' fees, court costs and amounts paid in settlement of any claims or actions), fines, forfeitures or other civil, administrative or criminal penalties, injunctive or other relief (whether or not based upon personal injury, property damage, or contamination of, or adverse effects upon, the environment, water tables or natural resources), liabilities or losses ("Environmental Claims") arising from (a) a breach of this prohibition by Tenant or any of the Tenant Parties or (b) the presence, generation, production, use, storage, treatment, discharge, release, spill or disposal of the Permitted Materials.

     (c) In the event that Hazardous Materials are discovered upon, in, or under the Property, or any governmental agency or entity having jurisdiction over the Property requires the removal of such Hazardous Materials, Tenant shall be responsible for removing those Hazardous Materials arising out of or related to the use or occupancy of the Property by Tenant or any of the Tenant Parties; Tenant shall not be responsible for removing Hazardous Materials arising out of or related to the use or occupancy of the Property by prior tenants or owners of the Property except to the extent that Tenant or any of the Tenant Parties have exacerbated such preexisting condition. Notwithstanding the foregoing, Tenant shall not take any remedial action in or about the Property, nor enter into any settlement agreement, consent decree or other compromise with respect to any claims relating to any Hazardous Materials in any way connected with the Property without first notifying Landlord of Tenant's intention to do so and affording Landlord the opportunity to appear, intervene or otherwise appropriately assert and protect Landlord's interest with respect thereto. Tenant immediately shall notify Landlord in writing of: (i) any spill, release, discharge or disposal of any Hazardous Material in, on or under the Property, or any portion thereof of which Tenant has knowledge, (ii) any enforcement, cleanup, removal or other governmental or regulatory action instituted, contemplated, or threatened (if Tenant has notice thereof) pursuant to any Hazardous Materials Laws of which Tenant has knowledge; (iii) any claim made or threatened by any person against Tenant, any of the Tenant Parties or the Property, relating to damage, contribution, cost recovery, compensation, loss or injury resulting from or claimed to result from any Hazardous Materials of which Tenant has knowledge; and (iv) any reports made to any governmental agency or entity arising out of or in connection with any Hazardous Materials in, on, under or about or removed from the Property of which Tenant has knowledge, including any complaints, notices, warnings, reports or asserted violations in connection therewith. Tenant also shall supply to Landlord as promptly as possible, and in any even1 within five (5) business days after Tenant first receives or sends the same, copies of all claims, reports, complaints, notices, warnings or asserted violations relating in any way to the Property or the use or occupancy thereof by Tenant or any of the Tenant Parties.

     (d) The respective rights and obligations of Landlord and Tenant under this
Section 5.04 shall survive the expiration or earlier termination of this Lease.

     (e) Attached hereto as Exhibit "B" is a true and correct copy of the Industrial Lease Hazardous Material Questionnaire completed by Tenant and submitted to Landlord as a material inducement relied upon by Landlord in entering into this Lease.

     Section 5.05. Signs and Auctions. Tenant shall be permitted, at Tenant's sole cost and expense, to install identification signage on the exterior of the Property. Such signage shall conform to Landlord's sign criteria and plans approved by Landlord (which shall be consistent with current sign criteria utilized by Landlord), which approval shall not be unreasonably withheld or delayed, and comply with all applicable laws, statutes, regulations, ordinances and restrictions, including but not limited to, any permit requirements. Tenant shall install and maintain said signage in good condition and repair at its sole cost and expense during the entire Lease Term, as the same may be extended for any Option Term in accordance herewith. Except as hereinabove mentioned, Tenant shall not place, erect or maintain or cause to be placed, erected or maintained on or to the roof or any exterior door, wall or window of the Property or any other location in the Project. Any modifications to Tenant's signage, including without limitation, the location, quality, design, style, lighting and size of such sign, shall be consistent with applicable laws, rules and permits and shall be subject to Landlord's prior written approval, in its reasonable discretion, and at Tenant's sole cost and expense. Upon the expiration or earlier termination of this Lease, Tenant shall be responsible, at its sole cost and expense, for the removal of such signage and the repair of all damage to the Property caused by such removal. Any signs, notices, logos, pictures, names or advertisements which are installed and that have not been individually approved by Landlord may be removed without notice by Landlord at the sole expense of Tenant. Tenant shall not place any signs on the Property without Landlord's prior written consent. Tenant shall not conduct or permit any auctions or sheriff's sales at the Property.

     Section 5.06. Indemnity. Tenant shall indemnify Landlord against and hold Landlord harmless from any and all costs, claims or liability arising from: (a) Tenant's use of the Property; (b) the conduct of Tenant's business or anything else done or permitted by Tenant to be done in or about the Property, including any contamination of the Property or any other property resulting from the presence or use of Hazardous Materials caused or permitted by Tenant; (c) any breach or default in the performance of Tenant's obligations under this Lease;
(d) any misrepresentation or breach of warranty by Tenant under this Lease; or
(e) other acts or omissions of Tenant. Tenant shall defend Landlord against any such cost, claim or liability at Tenant's expense with counsel reasonably acceptable to Landlord or, at Landlord's election. Tenant shall reimburse Landlord for any legal fees or costs incurred by Landlord in connection with any such claim. As a material part of the consideration to Landlord, Tenant assumes all risk of damage to property or injury to persons in or about the Property arising from any cause, and Tenant hereby waives all claims in respect thereof against Landlord, except for any claim arising out of Landlord's negligence or willful misconduct. As used in this Section, the term "Tenant" shall include Tenant's employees, agents, contractors and invitees, if applicable. Landlord shall indemnify Tenant and hold Tenant harmless from any and all costs, claims or liability arising from Landlord's negligence or willful misconduct.

     Section 5.07. Landlord's Access. Landlord or its agents may enter the Property at all reasonable times to show the Property to potential buyers, investors or Tenants or other parties; to do any other act or to inspect and conduct tests in order to monitor Tenant's compliance with all applicable environmental laws and all laws governing the presence and use of Hazardous Materials; or for any other purpose Landlord deems necessary. Landlord shall give Tenant prior notice of such entry, except in the case of an emergency. Landlord may place customary "For Sale" or "For Lease" signs on the Property.

     Section 5.08. Quiet Possession. If Tenant pays the rent and complies with all other terms of this Lease, Tenant may occupy and enjoy the Property for the full Lease Term, subject to the provisions of this Lease.

ARTICLE SIX:    CONDITION OF PROPERTY; MAINTENANCE, REPAIRS AND ALTERATIONS

     Section 6.01. Existing Conditions. Tenant accepts the Property in its condition as of the execution of this Lease, subject to all recorded matters, laws, ordinances, and governmental regulations and orders. Except as provided herein, Tenant acknowledges that neither Landlord nor any agent or employee of Landlord has made any representation as to the condition of the Property or the suitability for the Property for Tenant's intended use. Tenant represents and warrants that Tenant has made its own inspection of and inquiry regarding the condition of the Property and is not relying on any representations of Landlord, its agents or employees, or any Broker with respect thereto. If Landlord or Landlord's Broker has provided a Property Information Sheet or other Disclosure Statement regarding the Property, a copy is attached as an exhibit to this Lease. Notwithstanding anything herein contained to the contrary. Landlord represents to Tenant that the HVAC, electrical and plumbing systems are in working order as of the date the Lease Term commences. In the event it is determined that this representation has been violated, then, after written notice from Tenant, Landlord shall at Landlord's sole cost and expense, rectify any such violation within thirty (30) days after receipt of written notice from Tenant regarding the same unless a longer period is reasonably necessary to rectify the same in which event Landlord shall have such longer period so long as Landlord diligently pursues such rectification to completion. In the event Tenant does not give to Landlord written notice of the violation of the foregoing representations within thirty (30) days from the date that Landlord delivers the Property to Tenant for early occupancy, the correction of same shall be the obligation of the Tenant at Tenant's sole cost and expense (provided, that any work in connection with such correction shall be done at the direction and with the approval of Landlord). Notwithstanding the foregoing, Landlord shall, at Landlord's sole cost and expense, and not as a Common Area Expense or as a deduction from the Tenant Improvement Allowance (as hereinafter defined), make any structural alterations or modifications to the Property and Common Areas, if and when required by any governmental agency pursuant any law, statute, rule or regulation in effect on the date of this Lease; provided, however, that if such alteration or modification is required as a result of Tenant's specific use of or improvements to the Property, Tenant shall solely bear the cost of such alteration or modification.

     Section 6.02. Exemption of Landlord from Liability. Landlord shall not be liable for any damage or injury to the person, business (or any loss of income therefrom), goods, wares, merchandise or other property of Tenant, Tenant's employees, invitees, customers or any other person in or about the Property, whether such damage or injury is caused by or results from: (a) fire, steam, electricity, water, gas or rain; (b) the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures or any other cause; (c) conditions arising in or about the Property or upon other portions of the Project, or from other sources or places; or (d) any act or omission of any other tenant of the Project. Landlord shall not be liable for any such damage of injury even though the cause of or the means of repairing such damage or injury are not accessible to Tenant. The provisions of this Section 6.02 shall not, however, exempt Landlord from liability for Landlord's negligence or willful misconduct.

     Section 6.03. Landlord's Obligations. Subject to the provisions of Article Seven (Damage or Destruction) and Article Eight (Condemnation), and except for damage caused by any act or omission of Tenant, or Tenant's employees, agents, contractors or invitees, Landlord, at its cost, shall be responsible for structural repairs to the foundation, exterior walls and roof of the Property; provided, that Tenant agrees to reimburse Landlord, within thirty (30) days after request, for all costs paid by Landlord for roof maintenance. Landlord shall not be obligated to make any repairs under this Section 6.03 until a reasonable time after receipt of a written notice from Tenant of the need for such repairs. Tenant waives the benefit of any present or future law which might give Tenant the right to repair the Property at Landlord's expense or to terminate this Lease because of the condition of the Property or Landlord's failure to keep the Property in good order, condition or repair.

     Section 6.04. Tenant's Obligations.

     (a) Except as provided in Section 6.03, Article Seven (Damage or Destruction) and Article Eight (Condemnation), Tenant, at its sole cost, shall keep all portions of the Property (including nonstructural, interior, and, if not otherwise maintained by Landlord at its election, any and all components of electrical, mechanical, plumbing, heating, ventilating and air conditioning systems and facilities (individually, a "System", collectively, the "Systems") located on the Property) in good order, condition and repair (including interior repainting and refinishing, as needed). If Landlord elects to maintain the Systems or the roof at the Property, Tenant shall pay or reimburse Landlord for all costs Landlord incurs in connection with such maintenance as Common Area Expenses as provided for in Section 4.05 above provided that Landlord may utilize any reserves collected from Tenant under Section 4.05 and specifically allocated to such costs. If any portion of the Property or any System or equipment in the Properly which Tenant is obligated to maintain (or reimburse Landlord for the cost of maintenance in accordance herewith) cannot be fully repaired or restored, Tenant shall promptly replace such portion of the Property or System or equipment in the Property, regardless of whether the benefit of such replacement extends beyond (the Lease Term; but if the benefit or useful life of such replacement, as determined by Landlord, extends beyond the Lease Term (as the same may be extended in accordance herewith) the cost of such replacement shall be prorated over such useful life, and Tenant shall be liable only for that portion of the cost which is applicable to the Lease Term (as the same may be extended). If requested by Landlord, Tenant shall maintain a preventive maintenance contract acceptable to Landlord providing for the regular inspection and maintenance of the heating and air conditioning system by a licensed heating and air conditioning contractor. Upon Landlord's request, Tenant shall provide Landlord with a copy of the preventive maintenance contract, if applicable. If any part of the Property or the Project is damaged by any act or omission of Tenant, Tenant shall pay Landlord the cost of repairing or replacing such damaged property, whether or not Landlord would otherwise be obligated to pay Landlord the cost of maintaining or repairing or replacing such property. It is the intention of Landlord and Tenant that at all times Tenant shall maintain the portions of the Property which Tenant is obligated to maintain in an attractive, first-class and fully operative condition.

     (b)  Tenant shall fulfill all of Tenant's obligations under this Section
6.04 at Tenant's sole expense. If Tenant fails to maintain, repair or replace the Property as required by this Section 6.04, Landlord may, upon ten (10) days' prior notice to Tenant (except that no notice shall be required in the case of an emergency), enter the Property and perform such maintenance or repair (including replacement, as needed) on behalf of Tenant. In such case, Tenant shall reimburse Landlord for all costs incurred in performing such maintenance or repair immediately upon demand.

     Section 6.05. Alterations, Additions, and Improvements.

     (a) Tenant shall not make any alterations, additions, or improvements to the Property without Landlord's prior written consent, except for non-structural alterations which do not exceed Ten Thousand and No/100 Dollars ($10,000.00) in cost per Lease year and which are not visible from the outside of and which do not affect any System in the building of which the Property is a part. Landlord may require Tenant to provide demolition and/or lien and completion bonds in form and amount satisfactory to Landlord. Tenant shall promptly remove any alterations, additions or improvements constructed in violation of this Paragraph 6.05(a) upon Landlord's written request. All alterations, additions, and improvements shall be done in a good and workmanlike manner, in conformity with all applicable laws and regulations, and by a contractor approved by Landlord. Upon completion of any such work, Tenant shall provide Landlord with "as built" plans, copies of all construction contracts, and proof of payment for all labor and materials.

     (b) Tenant shall pay when due all claims for labor and materials furnished to the Property. Tenant shall give Landlord at least twenty (20) days' prior written notice of the commencement of any work on the Property, regardless of whether Landlord's consent to such work is required. Landlord may elect to record and post notices of non-responsibility on the Property.

     Section 6.06. Condition Upon Termination. Upon the termination of this Lease, Tenant shall surrender the Property to Landlord, broom clean and in the same condition as received except for ordinary wear and tear which Tenant was not otherwise obligated to remedy under any provision of this Lease; provided, however, that Tenant shall not be required to remove any alterations, additions and improvements to the Property except for (i) any alterations, additions or improvements made without Landlord's consent, and (ii) any alterations, additions or improvements made with Landlord's consent with respect to which Landlord notifies Tenant within thirty (30) days after Landlord's review and approval of Tenant's plans and specifications for such alterations, additions or improvements will have to be removed prior to the expiration of this Lease, and provided further, that Tenant shall not be obligated to repair any damage which Landlord is required to repair under Article Seven (Damage or Destruction). In addition, Tenant shall complete the moveout responsibilities ("Tenant's Moveout Responsibilities") set forth on Exhibit "C-2" attached hereto. Notwithstanding anything to the contrary contained herein, the parties agree that with respect to the initial Tenant Improvements to the Property, Tenant shall only be required to remove the "white room", as shown on Exhibit "E" attached hereto, and any and all specialized equipment relating to the white room. All alterations, additions and improvements which Landlord has not required Tenant to remove in accordance with the foregoing provisions shall become Landlord's property and shall be surrendered to Landlord upon the expiration or earlier termination of this Lease, except that Tenant may remove any of Tenant's machinery or equipment which can be removed without damage to the Property. Tenant shall repair, at Tenant's expense, any damage to the Property caused by the removal of any such machinery or equipment. In no event, however, shall Tenant remove any of the following materials or equipment (which shall be deemed Landlord's property) without Landlord's prior written consent: any power wiring or power panels; lighting or lighting fixtures; wall coverings; drapes, blinds or other window coverings; carpets or other floor coverings; heaters, air conditioners or any other heating or air conditioning equipment; fencing or security gates; or other similar building operating equipment and decorations.

ARTICLE SEVEN: DAMAGE OR DESTRUCTION

     Section 7.01. Partial Damage to Property.

     (a) Tenant shall notify Landlord in writing immediately upon the occurrence of any damage to the Property. If the Property is only partially damaged (i.e., less than fifty percent (50%) of the Property is untenantable as a result of such damage or less than fifty percent (50%) of Tenant's operations are materially impaired) and if the proceeds received by Landlord from the insurance policies described in Paragraph 4.04(b) are sufficient to pay for the necessary repairs, this Lease shall remain in effect and Landlord shall repair the damage as soon as reasonably possible. Landlord may elect (but is not required) to repair any damage to Tenant's fixtures, equipment, or improvements (unless Landlord obtained insurance for such improvements pursuant to Section 4.04(b) above and sufficient proceeds are available therefrom for such repair), and Tenant shall pay Landlord the "deductible" amount under Landlord's insurance policies as provided in
Section 4.04(b).

     (b) If the insurance proceeds received by Landlord are not sufficient to pay the entire cost of repair, or if the cause of the damage is not covered by the insurance policies which Landlord maintains under Paragraph 4.04(b), Landlord may elect either (i) repair the damage as soon as reasonably possible, in which case this Lease shall remain in full force and effect, or (ii) terminate this Lease as of the date the damage occurred. Landlord shall notify Tenant within thirty (30) days after receipt of notice of the occurrence of the damage whether Landlord elects to repair the damage or terminate this Lease. If Landlord elects to repair the damage, Tenant shall pay Landlord the "deductible amount" (if any) under Landlord's insurance policies as provided in Section 4.04(b) and, if the damage was due to an act or omission of Tenant, or Tenant's employees, agents, contractors or invitees, the difference between the actual cost of repair and any insurance proceeds received by Landlord. If Landlord elects to terminate this Lease, Tenant may elect to continue this Lease in full force and effect, in which case Tenant shall repair any damage to the Property and any building in which the Property is located. Tenant shall pay the cost of such repairs, except that, subject to the terms of any deed of trust encumbering the Property, upon satisfactory completion of such repairs, Landlord shall deliver to Tenant any insurance proceeds received by Landlord for the damage repaired by Tennnt. Tenant shall give Landlord written notice of such election within ten (10) days after receiving Landlord's termination notice.

     (c) If the damage to the Property occurs during the 1ast six (6) months of this Lease Term and such damage will require more than thirty (30) days to repair, either Landlord or Tenant may elect to terminate this Lease as of the date the damage occurred, regardless of the sufficiency of any insurance proceeds. The party electing to terminate this Lease shall give written notification to the other party of such election within thirty (30) days after Tenant's notice to Landlord of the occurrence of the damage.

     Section 7.02. Substantial or Total Destruction. If the Property is substantially or totally destroyed by any cause whatsoever (i.e., the damage to the Property is greater than partial damage as described in Section 7.01), and regardless of whether Landlord receives any insurance proceeds, this Lease shall terminate as of the date the destruction occurred. Notwithstanding the preceding sentence, if the Property can be rebuilt within twelve (12) months after the date of destruction, Landlord may elect to rebuild the Property at Landlord's own expense, in which case this Lease shall remain in full force and effect. Landlord shall notify Tenant of such election within thirty (30) days after Tenant's notice of the occurrence of total or substantial destruction. If Landlord so elects, Landlord shall rebuild the Property at Landlord's sole expense, except that if the destruction was caused by an act or omission of Tenant, Tenant shall pay Landlord the difference between the actual cost of rebuilding and any insurance proceeds received by Landlord, including the "deductible" amount (if any) under Landlord's insurance policies as provided in
Section 4.04(b).

     Section 7.03. Temporary Reduction of Rent. If the Property is destroyed or damaged and Landlord or Tenant repairs or restores the Property pursuant to the provisions of this Article Seven, any rent payable during the period of such damage, repair and/or restoration shall be reduced according to the degree, if any, to which Tenant's use of the Property is impaired. Except for such possible reduction in rent, Tenant shall not be entitled to any compensation, reduction, or reimbursement from Landlord as a result of any damage, destruction, repair, or restoration of or to the Property.

     Section 7.04. Waiver. Tenant waives the protection of any statute, code or judicial decision which grants a tenant the right to terminate a lease in the event of the substantial or tota1 destruction of the leased property. Tenant agrees that the provisions of Section 7.02 above shall govern the rights and obligations of Landlord and Tenant in the event of any substantial or total destruction of the Property.

 ARTICLE EIGHT: CONDEMNATION

     If all or any portion of the Property is taken under the power of eminent domain or sold under the threat of that power (all of which are called "Condemnation"), this Lease shall terminate as to the part taken or sold on the date the condemning authority takes title or possession, whichever occurs first. If more than twenty percent (20%) of the floor area, of the building in which the Property is located, or which is located on the Property, is taken, either Landlord or Tenant may terminate this Lease as of the date the condemning authority takes title or possession, by delivering written notice to the other within ten (1O) days after receipt of written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority takes title or possession). If neither Landlord nor Tenant terminates this Lease, this Lease shall remain in effect as to the portion of the Property not taken, except that the Base Rent and Additional Rent shall be reduced in proportion to the reduction in the floor area of the Property. Any Condemnation award of payment shall be distributed in the following order: (a) first, to any ground lessor, mortgagee or beneficiary under a dead of trust encumbering the Property, the amount of its interest in the Property; (b) second, to Tenant, only the amount of any award specifically designated for loss of or damage to Tenant's trade fixtures or removable personal property; and (c) third, to Landlord, the remainder of such award, whether as compensation for reduction in the value of the leasehold, the taking of the fee, or otherwise. If this Lease is not terminated, Landlord shall repair any damage to the Property caused by the Condemnation, except that Landlord shall not be obligated to repair any damage for which Tenant has been reimbursed by the condemning authority. If the severance damages received by Landlord are not sufficient to pay for such repair, Landlord shall have the right to either terminate this Lease or make such repair at Landlord's expense. Landlord and Tenant waive the protection of California Code of Civil Procedure Section 1265.130 allowing either party to petition the Superior Court to terminate this Lease in the event of a partial taking of the Property by Condemnation.

ARTICLE NINE: ASSIGNMENT AND SUBLETTING

     Section 9.01. Landlord's Consent Required. No portion of the Property or of Tenant's interest in this Lease may be acquired by any other person or entity, whether by sale, assignment, mortgage, sublease, transfer, operation of law, or act of Tenant, without Landlord's prior written consent (which consent shall not be unreasonably withheld or delayed), except as provided in Section
9.02 below. In connection with any request for consent to a sublease or assignment, Landlord shall not unreasonably withhold its consent to a change in the use permitted under this Lease. Any attempted transfer without consent shall be void and shall constitute a material breach of this Lease under Section 10.02
(c). If Tenant is a partnership or limited liability company, any cumulative transfer of more than fifty percent (50%) of the partnership or membership interests shall constitute a transfer of Tenant's interest under this Lease requiring Landlord's consent under Article 9 of this Lease. If Tenant is a corporation, any change in the ownership of a contrtolling interest of the voting stock of the corporation shall constitute a transfer of Tenant's interest under this Lease requiring Landlord's consent under Article 9 of this Lease; provided, that any such change in the ownership of a controlling interest of the voting stock of the corporation shall not require Landlord's consent if but only if: (a) the tangible net worth of Tenant after such change in ownership remains equal to or greater than the tangible net worth of Tenant as of the date of this Lease, (b) Tenant notifies Landlord in writing of any such change in ownership in writing and delivers to Landlord, along with such notice, evidence reasonably acceptable to Landlord that such tangible net worth requirement has been satisfied, and (c) Tenant's use of the Premises does not change.

     Section 9.02. Tenant Affiliate. Notwithstanding anything to the contrary contained in this Lease, Tenant may, without obtaining Landlord's consent, without constituting a default under this Lease and without triggering any recapture or termination rights in favor of Landlord, assign this Lease or sublet all or any portion of the Property to (i) any entity which controls, is controlled by, or is under common control with Tenant, (ii) any person or entity that acquires all or substantially all of Tenant's stock or assets as a going concern, or (iii) any entity with whom Tenant merges or consolidates, regardless of whether Tenant is the surviving entity; provided that (a) with respect to an assignment only (including without limitation, by operation of law in connection with a merger or otherwise), the assignee or surviving entity, as applicable:
(A) has a tangible net worth equal to or greater than the tangible net worth of Tenant as of the date of this Lease, (B) assumes the obligations of Tenant under this Lease, and (C) provides Landlord with written notice and financial information reasonably satisfactory to Landlord evidencing compliance with subparagraphs (A) and (B) of this Section 9.02, and (b) no assignment or subletting permitted under this Section 9.02 shall release Tenant or change Tenant's primary liability to pay rent and to perform all other obligations of Tenant under this Lease.

     Section 9.03. No Release of Tenant. No transfer permitted by this Article Nine, whether with or without Landlord's consent, shall release Tenant or change Tenant's primary liability to pay the rent and to perform all other obligations of Tenant under this Lease. Landlord's acceptance of rent from any other person is not a waiver of any provision of this Article Nine. Consent to one transfer is not a consent to any subsequent transfer. If Tenant's transferee defaults under this Lease, Landlord may proceed directly against Tenant without pursuing remedies against the transferee. Landlord may consent to subsequent assignments or modifications of this Lease by Tenant's transferee, without notifying Tenant or obtaining its consent. Such action shall not relieve Tenant's liability under this Lease.

     Section 9.04. Offer to Terminate. If Tenant desires to assign this Lease or sublease the Property, Tenant shall have the right to offer, in writing, to terminate this Lease as of a date specified in the offer. If Landlord elects in writing to accept the offer to terminate within twenty (20) days after notice of the offer, this Lease shall terminate as of the date specified and all the terms and provisions of this Lease governing termination shall apply. If Landlord does not so elect, this Lease shall continue in effect until otherwise terminated and the provisions of Section 9.05 with respect to any proposed transfer shall continue to apply.

     Section 9.05. Landlord's Consent.

     (a) Tenant's request for consent to any such sublease, assignment or other transfer shall set forth in writing the details of the proposed sublease, assignment or other transfer, including the name, business and financial condition of the prospective transferee (including copies of current financial statements of the prospective transferee), financial details of the proposed transaction (e.g., the term of and the rent, security deposit and any other consideration payable under such proposed assignment, sublease or transfer), and any other information Landlord reasonably may request. Tenant shall reimburse Landlord for all expenses, including reasonable attorneys' fees in accordance with Section 12.02 below, incurred in connection with any proposed assignment or subletting hereunder. Landlord and Tenant hereby agree that, in determining whether to grant or withhold consent to such proposed sublease, assignment or other transfer, Landlord may consider, without limitation, the following factors, which Landlord and Tenant acknowledge and agree are reasonable: (i) the business of the proposed assignee, sublessee or transferee and the proposed use of the Property; (ii) the financial strength and the business reputation of the proposed assignee, sublessee or transferee; (iii) the proposed use, 'storage, treatment, generation or production of any Hazardous Materials by the proposed assignee, sublessee or transferee; and (iv) Tenant's compliance with all of its obligations under this Lease. Notwithstanding any provisions of this Lease, or any present or future statute, law, rule or ordinance, to the contrary, Landlord and Tenant hereby expressly agree that if a court of competent jurisdiction determines that Landlord unreasonably withheld consent to a proposed sublease, assignment or other transfer by Tenant, then Tenant's sole and exclusive remedy for such breach by Landlord shall be limited to termination of this Lease as of the date of such court determination, and Tenant hereby expressly waives the right to recover any monetary damages of whatever kind for such breach, except to the extent permitted under Section 12.01 of this Lease

     (b) If Tenant assigns or subleases, the following shall apply:

         (i) Tenant shall pay to Landlord as Additional Rent under this Lease the Landlord's Share (stated in Section 1.13) of the Profit (defined below) on such transaction as and when received by Tenant, unless Landlord gives written notice to Tenant and the assignee or subtenant that Landlord's Share shall be paid by the assignee or subtenant to Landlord directly. The "Profit" means (A) all amounts paid to Tenant for such assignment or sublease, including "key" money, monthly rent in excess of the monthly rent payable under this Lease, and all fees and other consideration paid for the assignment or sublease, including fees under any collateral agreements, less (B) reasonable costs and expenses directly incurred by Tenant in connection with the execution and performance of such assignment or sublease including reasonable attorneys' fees (not to exceed $1,500), real estate broker's commissions and renovation or construction of tenant improvements required under such assignment or sublease. Tenant is entitled to recover such reasonable costs and expenses before Tenant is obligated to pay the Landlord's Share to Landlord. The Profit in the case of a sublease of less than all the Property is the rent allocable to the subleased space as a percentage on a square footage basis.

          (ii) Tenant shall provide Landlord a written statement certifying all amounts to be paid from any assignment or sublease of the Property within thirty (30) days after the transaction documentation is signed, and Landlord may inspect Tenant's books and records to verify the accuracy of such statement. On written request, Tenant shall promptly furnish to Landlord copies of all the transaction documentation, all of which shall be certified by Tenant to be complete, true and correct. Landlord's receipt of Landlord's Share shall not be a consent to any further assignment or subletting. The breach of Tenant's obligations under this Paragraph 9.05(b) shall be a material default of this Lease.

     Section 9.06. No Merger. No merger shall result from Tenant's sublease of the Property under this Article Nine, Tenant's surrender of this Lease or the termination of this Lease in any other manner. In any such event, Landlord may terminate any or all subtenancies or succeed to the interest of Tenant as sublandlord under any or all subtenancies.

        Section 9.07. Landlord's Recapture Right. Notwithstanding anything to the contrary contained in this Article Nine, if Tenant desires to sublease more than eighty percent (80%) of the Property at any time during the Lease Term for the remainder of the Lease Term, then Landlord shall have the option, by giving written notice to Tenant within fifteen (15) days after receipt of Tenant's request for consent to such sublease, to recapture the Property. Such recapture notice shall cancel and terminate this Lease as of the date stated in Tenant's request for consent as the effective date of the proposed Sublease. If Landlord declines, or fails to elect in a timely manner to recapture the Property under this Section 9.07, then, provided Landlord has consented to the proposed Sublease, Tenant shall be entitled to proceed to transfer the Property to the proposed transferee, subject to the other provisions of this Article Nine. Notwithstanding anything to the contrary contained herein, if Landlord elects to recapture the Property pursuant to this Section, Tenant shall have the right to withdraw Tenant's assignment or subletting proposal by providing Landlord with written notice of such withdrawal within ten (10) days after Landlord delivers to Tenant written notice of Landlord's election to recapture the Property, in which event Landlord's election to recapture the Property shall be null and void and this Lease shall continue in full force and effect between Landlord and Tenant.

 ARTICLE TEN:   DEFAULTS; REMEDIES

        Section 10.01. Covenants and Conditions. Tenant's performance of each of Tenant's obligations under this Lease is a condition as well as a covenant. Tenant's right to continue in possession of the Property is conditioned upon such performance. Time is of the essence in the performance of all covenants and conditions.

        Section 10.02. Defaults. Tenant shall be in material default under this
Lease:

        (a) If Tenant abandons the Property or if Tenant's vacation of the Property results in the cancellation of any insurance described in Section 4.04;

        (b) If Tenant fails to pay rent or any other charge within seven (7) days after the date due;

        (c) If Tenant fails to perform any of Tenant's non-monetary obligations under this Lease for a period of thirty (30) days after written notice from Landlord; provided that if more than five (5) days are required to complete such performance, Tenant shall not be in default if Tenant commences such performance within the five (5) day period and thereafter diligently pursues its completion. The notice required by this Paragraph is intended to satisfy any and all notice requirements imposed by law on Landlord and is not in addition to any such requirement.

        (d) (i) If Tenant makes a general assignment or general arrangement for the benefit of creditors; (ii) if a petition for adjudication of bankruptcy or for reorganization or rearrangement is filed by or against Tenant and is not dismissed within thirty (30) days; (iii) if a trustee or receiver is appointed to take possession of substantially al1 of Tenant's assets located at the Property or of Tenant's interest in this Lease and possession is not restored to Tenant within thirty (30) days; or (iv) if substantially all of Tenant's assets located at the Property or of Tenant's interest in this Lease is subjected to attachment, execution or other judicial seizure which is not discharged within thirty (30) days. If a court of competent jurisdiction determines that any of the acts described in this subparagraph (d) is not a default under this Lease, and a trustee is appointed to take possession (or if Tenant remains a debtor in possession) and such trustee or Tenant transfers Tenant's interest hereunder, then Landlord shall receive, as Additional Rent, the excess, if any, of the rent (or any other consideration) paid in connection with such assignment or sublease over the rent payable by Tenant under this Lease.

        (e) If any guarantor of this Lease revokes or otherwise terminates, or purports to revoke or otherwise terminate, any guaranty of all or any portion of Tenant's obligations under this Lease. Unless otherwise expressly provided, no guaranty of this Lease is revocable.

        Section 10.03. Remedies. On the occurrence of any material default by Tenant, Landlord may, at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may have:

        (a) Terminate Tenant's right to possession of the Property by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Property to Landlord. In such event, Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default, including (i) the worth at the time of the award of the unpaid Base Rent, Additional Rent and other charges which Landlord had earned at the time of the termination, (ii) the worth at the time of the award of the amount by which the unpaid Base Rent, Additional Rent and other charges which Landlord would have earned after termination until the time of the award exceeds the amount of such rental loss that Tenant proves Landlord could have reasonably avoided; (iii) the worth at the time of the award of the amount by which the unpaid Base Rent, Additional Rent and other charges which Tenant would have paid for the balance of the Lease Term after the time of award exceeds the amount of such rental loss that Tenant proves Landlord could have reasonably avoided; and
(iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, any costs or expenses Landlord incurs in maintaining or preserving the Property after such default, the cost of recovering possession of the Property, expenses of reletting, including necessary renovation or alteration of the Property. Landlord's reasonable attorneys' fees incurred in connection therewith, and any real estate commission paid or payable. As used in subparts (i) and (ii) above, the "worth at the time of the award" is computed by allowing interest on unpaid amounts at the rate of fifteen percent (15%) per annum, or such lesser amount as may then be the maximum lawful rate. As used in subpart (iii) above, the "worth at the time of the award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus one percent (1%). If Tenant has abandoned the Property, Landlord shall have the option of
(i) retaking possession of the Property and recovering from Tenant the amount specified in this Paragraph 10.03(a), or (ii) proceeding under Paragraph 10.03(b);

        (b) Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant has abandoned the Property. In such event, Landlord shall be entitled to enforce all Landlord's rights and remedies under this Lease, including the right to recover the rent as it becomes due;

        (c) Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the state in which the Property is located.

        Section 10.04. Repayment of "Free" Rent. If this Lease provides for a postponement of any monthly rental payments, a period of "free" rent or other rent concession, such postponed rent or "free" rent is called the "Abated Rent". Tenant shall be credited with having paid all of the Abated Rent on the expiration of the Lease Term only if Tenant has fully, faithfully, and punctually performed all of Tenant's obligations hereunder, including the payment of all rent (other than the Abated Rent) and all other monetary obligations and the surrender of the Property in the physical condition required by this Lease. Tenant acknowledges that its right to receive credit for the Abated Rent is absolutely conditioned upon Tenant's full, faithful and punctual performance of its obligations under this Lease. If Tenant defaults and does not cure within any applicable grace period, the Abated Rent shall immediately become due and payable in full and this Lease shall be enforced as if there were no such rent abatement or other rent concession. In such case Abated Rent shall be calculated based on the full rent payable under this Lease at the time the abatement applied.

        Section 10.05. Cumulative Remedies. Landlord's exercise of any right or remedy shall not prevent it from exercising any other right or remedy.

ARTICLE ELEVEN:    PROTECTION OF LENDERS

        Section 11.01. Subordination. This Lease shall be subordinate to any existing ground lease, deed of trust or mortgage, and Landlord shall have the right to subordinate this Lease to any ground lease, deed of trust or mortgage hereafter encumbering the Property, any advances made on the security thereof and any renewals, modifications, consolidations, replacements or extensions thereof, whenever made or recorded. Tenant shall cooperate with Landlord and any lender which is acquiring a security interest in the Property or this Lease. Tenant shall execute such further documents and assurances as such lender may require, provided that Tenant's obligations under this Lease shall not be increased in any material way (the performance of ministerial acts shall not be deemed material), and Tenant shall not be deprived of its rights under this Lease. Tenant's right to quiet possession of the Property during the Lease Term shall not be disturbed by any future beneficiary under a deed of trust or mortgagee under a mortgage if Tenant pays the rent and performs all of Tenant's obligations under this Lease and is not otherwise in default. If any ground lessor, beneficiary or mortgagee elects to have this Lease prior to the lien of its ground lease, deed of trust or mortgage and gives written notice thereof to Tenant, this Lease shall be deemed prior to such ground lease, deed of trust or mortgage whether this Lease is dated prior or subsequent to the date of said ground lease, deed of trust or mortgage or the date of recording thereof. Landlord shall use commercially reasonably efforts to obtain and deliver to Tenant a commercially reasonably non-disturbance agreement from Landlord's mortagee(s), if any, for the benefit of Tenant,

        Section 11.02. Attornment. If Landlord's interest in the Property is acquired by any ground lessor, beneficiary under a deed of trust, mortgagee, or purchaser at a foreclosure sale, then at such person's or entity's election, Tenant shall attorn to the transferee of or successor to Landlord's interest in the Property and recognize such transferee or successor as Landlord under this Lease. Tenant waives the protection of any statute or rule of law which gives or purports to give Tenant any right to terminate this Lease or surrender possession of the Property upon the transfer of Landlord's interest.

        Section 11.03. Signing of Documents. Tenant shall sign and deliver any instrument or documents necessary or appropriate to evidence any such attornment or subordination or agreement to do so. If Tenant fails to do so within ten (10) days after written request, Tenant hereby makes, constitutes and irrevocably appoints Landlord, or any transferee or successor of Landlord, the attorney-in-fact of Tenant to execute and deliver any such instrument or, document.

        Section 11.04. Estoppel Certificates.

        (a) Upon Landlord's written request, Tenant shall execute, acknowledge and deliver to Landlord a written statement certifying: (i) that none of the terms or provisions of this Lease have been changed (or if they have been changed, stating how they have been changed); (ii) that this Lease has not been cancelled or terminated; (iii) the last date of payment of the Base Rent and other charges and the time period covered by such payment; (iv) that Landlord is not in default under this Lease (or, if Landlord is claimed to be in default, stating why); and (v) such other representations or information with respect to Tenant or this Lease as Landlord may reasonably request or which any prospective purchaser or encumbrancer of the Property may require. Tenant shall deliver such statement to Landlord within ten (10) days after Landlord's request. Landlord may give any such statement by Tenant to any prospective purchaser or encumbrancer of yhe Property. Such purchaser or encumbrancer may rely conclusively upon such statement as true and correct.

        (b) If Tenant does not deliver such statement to Landlord within such ten (10) day period, Landlord, and any prospective purchaser or encumbrancer, may conclusively presume and rely upon the following facts: (i) that the terms and provisions of this Lease have not been changed except as otherwise represented by Landlord; (ii) that this Lease has not been cancelled or terminated except as otherwise represented by Landlord; (iii) that not more than one month's Base Rent or other charges have been paid in advance; and (iv) that Landlord is not in default under this Lease. In such event, Tenant shall be estopped from denying the truth of such facts.

        Section 11.05. Tenant's Financial Condition. Within ten (10) days after written request from Landlord, Tenant shall deliver to Landlord such financial statements as Landlord reasonably requires to verify the net worth of Tenant or any assignee, subtenant, or guarantor of Tenant. In addition, Tenant shall deliver to any lender designated by Landlord any financial statements required by such lender to facilitate the financing or refinancing of the Property. Tenant represents and warrants to Landlord that each financial statement is a true and accurate statement as of the date of such statement. All financial statements shall be confidential and shall be used only for the purposes set forth in this Lease.

 ARTICLE TWELVE:   LEGAL COSTS

        Section 12.01. Legal Proceedings. If Tenant or Landlord shall be in breach or default under this Lease, such party (the "Defaulting Party") shall reimburse the other party (the "Nondefaulting Party") upon demand for any costs or expenses that the Nondefaulting Party incurs in connection with any breach or default of the Defaulting Party under this Lease, whether or not suit is commenced or judgment entered. Such costs shall include legal fees and costs incurred for the negotiation of a settlement, enforcement of rights or otherwise. Furthermore, if any action for breach of or to enforce the provisions of this Lease is commenced, the court in such action shall award to the party in whose favor a judgment is entered, a reasonable sum as attorneys' fees and costs. The losing party in such action shall pay such attorneys' fees and costs. Tenant shall also indemnify Landlord against and hold Landlord harmless from all costs, expenses, demands and liability Landlord may incur if Landlord becomes or is made a party to any claim or action (a) instituted by Tenant against any third party, or by any third party against Tenant (unless such claim or action is a direct result of Landlord's negligence or willful misconduct), or by or against any person holding any interest under or using the Property by license of or agreement with Tenant; (b) for foreclosure of any lien for labor or material furnished to or for Tenant; (c) otherwise arising out of or resulting from any act or transaction of Tenant; or (d) necessary to protect Landlord's interest under this Lease in a bankruptcy proceeding, or other proceeding under Title 11 of the United States Code, as amended. Tenant shall defend Landlord against any such claim or action at Tenant's expense with counsel reasonably acceptable to Landlord or, at Landlord's election, Tenant shall reimburse Landlord for any legal fees or costs Landlord incurs in any such claim or action.

     Section 12.02. Landlord's Consent. Tenant shall pay Landlord's reasonable attorneys' fees incurred in connection with Tenant's request for Landlord's consent under Article Nine (Assignment and Subletting), or in connection with any other act which Tenant proposes to do and which requires Landlord's consent.

ARTICLE THIRTEEN: MISCELLANEOUS PROVISIONS

     Section 13.01. Non-Discrimination. Tenant promises, and it is a condition to the continuance of this Lease, that there will be no discrimination against, or segregation of, any person of group of persons on the basis of race, color, sex, creed, national origin or ancestry in the leasing, subleasing, transferring occupancy, tenure or use of the Property or any portion thereof.

     Section 13.02. Landlord's Liability; Certain Duties.

     (a) As used in this Lease, the term "Landlord" means only the current owner or owners of the fee title to the Property or Project or the leasehold estate under a ground lease of the Property or Project at the time in question. Each Landlord is obligated to perform the obligations of Landlord under this Lease only during the time such Landlord owns such interest or title. Any Landlord who transfers its title or interest is relieved of all liability with respect to the obligations of Landlord under this Lease to be performed on or after the date of transfer. However, each Landlord shall deliver to its transferee all funds that Tenant previously paid if such funds have not yet been applied under the terms of this Lease.

     (b) Tenant shall give written notice of any failure by Landlord to perform any of its obligations under this Lease to Landlord and to any ground lessor, mortgagee or beneficiary under any deed of trust encumbering the Property whose name and address have been furnished to Tenant in writing. Landlord shall not be in default under this Lease unless Landlord (or such ground lessor, mortgagee or beneficiary) fails to cure such non-performance within thirty (30) days after receipt of Tenant's notice. However, if such non-performance reasonably requires more than thirty (30) days to cure, Landlord shall not be in default if such cure is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

     (c) Notwithstanding any term or provision herein to the contrary, the liability of Landlord for the performance of its duties and obligations under this Lease is limited to Landlord's interest in the Property and the Project, and neither the Landlord nor its partners, shareholders, officers or other principals shall have any personal liability under this lease.

     Section 13.03. Severability. A determination by a court of competent jurisdiction that any provision of this Lease or any part thereof is illegal or unenforceable shall not cancel or invalidate the remainder of such provision or this Lease, which shall remain in full force and effect.

     Section 13.04. Interpretation. The captions of the Articles or Sections of this Lease are to assist the parties in reading this Lease and are not a part of the terms or provisions of this Lease. Whenever required by the context of this Lease, the singular shall include the plural and the plural shall include the singular. The masculine, feminine and neuter genders shall each include the other. In any provision relating to the conduct, acts or omissions of Tenant, the term "Tenant" shall include Tenant's agents, employees, contractors, invitees, successors or others using the Property with Tenant's expressed or implied permission.

     Section 13.05. Incorporation of Prior Agreements; Modifications. This Lease is the only agreement between the parties pertaining to the lease of the Property and no other agreements are effective. All amendments to this Lease shall be in writing and signed by all parties. Any other attempted amendment shall be void.

     Section 13.06. Notices. All notices required or permitted under this Lease shall be in writing and shall be personally delivered or sent by certified mail, return receipt requested, postage prepaid. Notices to Tenant shall be delivered to the address specified in Section 1.03 above, except that upon Tenant's taking possession of the Property, the Property shall be Tenant's address for notice purposes. Notices to Landlord shall be delivered to the address specified in
Section 1.02 above. All notices shall be effective upon delivery. Either party may change its notice address upon written notice to the other party.

     Section 13.07. Waivers. All waivers must be in writing and signed by the waiving party. Landlord's failure to enforce any provision of this Lease or its acceptance of rent shall not be a waiver and shall not prevent Landlord from enforcing that provision or any other provision of this Lease in the future. No statement on a payment check from Tenant or in a letter accompanying a payment check shall be binding on Landlord. Landlord may, with or without notice to Tenant, negotiate such check without being bound to the conditions of such statement.

     Section 13.08. No Recordation. Tenant shall not record this Lease without prior written consent from Landlord. If Landlord consents to such recording, Tenant shall pay all taxes and recording fees in connection therewith.

     Section 13.09. Binding Effect; Choice of Law. This Lease binds any party who legally acquires any rights or interest in this Lease from Landlord or Tenant. However, Landlord shall have no obligation to Tenant's successor unless the rights or interests of Tenant's successor are acquired in accordance with the terms of this Lease. The laws of the state in which the Property is located shall govern this Lease.

     Section 13.10. Corporate Authority; Partnership or Limited Liability Company Authority. If Tenant is a corporation, each person signing this Lease on behalf of Tenant represents and warrants that he or she has full authority to do so and that this Lease binds the corporation. Upon Landlord's request, Tenant shall deliver to Landlord a certified copy of a resolution of Tenant's Board of Directors authorizing the execution of this Lease or other evidence of such authority reasonably acceptable to Landlord. If Tenant is a partnership or limited liability company, each person or entity signing this Lease for Tenant represents and warrants that he, she or it is a general partner of the partnership or member of the limited liability company, as applicable, that he, she or it has full authority to sign for the partnership or limited liability company, as applicable, and that this Lease binds the partnership and all general partners of the partnership or limited liability company, as applicable. Tenant shall given written notice to Landlord of any general partner's or member's withdrawal or addition. Within thirty (30) days after this Lease is signed, Tenant shall deliver to Landlord a copy of Tenant's recorded statement of partnership or certificate of limited partnership or articles of organization, as applicable.

        Section 13.11. Joint and Several Liability. All parties signing this Lease as Tenant shall be jointly and severally liable for all obligations of Tenant. The parties acknowledge that so long as Trimedyne. Inc., a Nevada corporation ("Trimedyne"), is the sole tenant under this Lease, the foregoing joint and several liability provision does not apply. However, in the event that another entity or individual is joined with Trimedyne as a tenant under this Lease or in the event Trimedyne assigns its interest under this Lease to more than one party, than the joint and several liability provisions of this Section shall apply.

        Section 13.12. Force Majeure. If either party cannot perform any of its obligations due to events beyond its control, the time provided for performing such obligations shall be extended by a period of time equal to the duration of such events; provided, however, that nothing in this Section shall excuse Tenant from the payment of rent and any other charges required to be paid hereunder, except as otherwise expressly provided in this Lease. Events beyond the parties' control include, but are not limited to, acts of God, war, civil commotion, labor disputes, strikes, fire, flood or other casualty, shortages of labor or material, government regulation or restriction and weather conditions.

        Section 13.13. Execution of Lease. This Lease may be executed in counterparts and, when all counterpart documents are executed, the counterparts shall constitute a single binding instrument. Landlord's delivery of this Lease to Tenant shall not be deemed to be an offer to lease and shall not be binding upon either party until executed and delivered by both parties.

        Section 13.14. Survival. All representations and warranties of Landlord and Tenant shall survive the termination of this Lease.

ARTICLE FOURTEEN:   BROKERS

        Except with respect to the brokers named in Section 1.09 of this Lease, Tenant hereby represents and warrants to Landlord that it has not entered into any agreement or incurred any obligation which might result in the obligation to pay any brokerage commission, finder's fee or other compensation with respect to this Lease, and Tenant agrees to indemnify and hold Landlord harmless from and against any losses, damages, costs or expenses (including, without limitation, attorney's fees) incurred by the other by reason of any breach or inaccuracy of such representation or warranty.

ARTICLE FIFTEEN:    OTHER PROVISIONS

        Section 15.01. Confidentiality. Tenant agrees that except as required by law, it shall keep confidential, and shall not disclose to any third party, the terms, provisions and contents of this Lease, or any information relating to this Lease except as reasonably necessary in the course of judicial proceedings or as required by any governmental entity.

        Section 15.02. Landlord's Liability. Notwithstanding anything to the contrary contained in the Lease, Tenant agrees that its sole and exclusive remedy shall be against Landlord's interest in the Project and that the obligations of Landlord under the Lease do not constitute personal obligations of the individual partners, whether general or limited, directors, officers, shareholders or trustees of Landlord, and Tenant shall not seek recourse against the individual partners, directors, officers, shareholders or trustees of Landlord or any of their personal assets for satisfaction of any liability with respect to the Lease. Notwithstanding anything to the contrary contained in this Lease, in no event shall Landlord be liable under any circumstances for any consequential damages, including without limitation, lost profits.

ARTICLE SIXTEEN:    TENANT IMPROVEMENT ALLOWANCE

        Subject to the terms and conditions set forth in this Article Sixteen, Landlord will provide Tenant with an improvement allowance (the "Tenant Improvement Allowance") of up to Eight and No/l00 Dollars ($8.00) per square foot of the Property, for the costs relating to the initial design and construction of permanently affixed improvements (the "Tenant Improvements") to the Property desired to be made by Tenant. The Tenant Improvement Allowance may be used for any costs relating to the initial design and construction of the Tenant Improvements, including without limitation, architectural and engineering fees for preperation of preliminary space plans and architectural, electrical, mechanical and engineering working drawings and the contractor's fees. Tenant shall pay to Landlord a construction supervision fee, all or part of which may be paid out of the Tenant Improvement Allowance, in an amount equal to one percent (1%) of the total cost of the Tenant Improvements. Prior to commencement of the Tenant Improvements, Tenant will furnish Landlord with all plans and specifications for the Tenant Improvements (collectively, the "Plans and Specifications") for Landlord's approval (which approval shall not be unreasonably withheld or delayed). The Tenant Improvements shall be constructed in accordance with the approved Plans and Specifications by a contractor selected by Tenant and reasonably approved by Landlord, provided such contractor satisfies Landlord's insurance requirements. The Tenant Improvements shall be performed and completed in compliance with all applicable laws, codes, rules and regulations, including any permit requirements, without any unpaid claims for material, labor or supplies. Tenant shall furnish to Landlord executed construction permits and such invoices, affidavits, releases, and other documentation as Landlord may reasonably request, to be assured, to Landlord's satisfaction, that the Tenant Improvements have been completed in accordance with the Plans and Specifications approved by Landlord and have been paid for by Tenant. Provided Tenant complies with all of the terms and conditions of this Lease, including but not limited to, proof of payment of all bills and delivery to Landlord of unconditional lien releases from all contractors, subcontractors and material suppliers, Landlord shall make progress payments to Tenant in accordance with Landlord's disbursement procedures for Tenant's costs incurred in connection with the Tenant Improvements up to an amount not to exceed the amount of the Tenant Improvement Allowance. Tenant will be responsible for paying all costs of the Tenant Improvements in excess of the Tenant Improvement Allowance. If the cost of the Tenant Improvements is less than the Tenant Improvement Allowance, Tenant shall not be entitled to any remaining portion of the Tenant Improvement Allowance or any credit, deduction or offset against rent or any other amounts due under this Lease. Notwithstanding anything to the contrary contained in this Lease, in connection with Tenant's initial Tenant Improvements to the Property, Landlord shall, at Landlord's sole cost and expense, make any modifications to the Property required by any governmental agency pursuant to the Americans With Disabilities Act of 1990 ("ADA") or any other law, statute, code or regulation in effect on the date Landlord delivers the Property to Tenant for early occupancy; provided that, to the extent the Tenant Improvements do not constitute ordinary industrial space improvements, Tenant shall bear the cost of any modifications to the Property required by any governmental agency pursuant to the ADA or any other law, statute, code or regulation as a result of such non-standard Tenant Improvements.

ARTICLE SEVENTEEN: OPTIONS TO EXTEND

     Section 17.01. Landlord hereby grants to Tenant two (2) options (the "Options") to extend the term of this Lease for five (5) years each (each, an "Extensive Period" and collectively, the "Extension Periods"), on the same terms and conditions as set forth in this Lease (except that there shall be no further Tenant Improvements Allowance or additional option to extend the Extension Periods) but at an increased rent as set forth in Section 17.03 below. Each Option shall be exercised only by written notice delivered to Landlord no later than two hundred forty (240) days prior to the expiration of the Lease Term or the first Extension Period, as applicable. If Tenant fails to deliver to Landlord written notice of the exercise of the Options on or before such dates, as applicable, the Options shall lapse, and there shall be no further right to extend the term of this Lease. The Options shall be exercisable by Tenant only on the express condition that (i) at the time of the exercise, and at all times prior to the commencement of the applicable Extension Period, Tenant shall not be in material default under any of the provisions of this Lease, and (ii) Tenant shall not have been ten (10) or more days late in the payment of Base Rent more than twice during any twelve (12) consecutive month period during the Lease Term and, if applicable, the first Extension Period.

     Section 17.02. If Tenant subleases any portion of the Property or assigns or otherwise transfers any interest under this Lease to an entity other than a Tenant Affiliate prior to the exercise of the Options, the remaining Option(s) shall lapse. If Tenant subleases any portion of the Property or assigns or otherwise transfers any interest of Tenant under this Lease to any person or entity after the exercise of any Option but prior to the commencement of the applicable Extension Period (whether with or without Landlord's consent), the Option(s) shall lapse and the term of this Lease shall expire as if such Option was not exercised. Notwithstanding anything to the contrary set forth in this
Section 17.02, the Option(s) shall not lapse if any such sublease, assignment or other transfer is to an entity which controls, is controlled by or is under common control with Tenant.

     Section 17.03. Base Rent for the Property shall be increased on the first day of each Extension Period to an amount equal to the "fair market rental value" of the Property as of the first day of the applicable Extension Period (which fair market rental value determination may include increases in rent during the Extension Period), which fair market rental value shall be determined by Landlord in its reasonable discretion, after evaluating, among other things, the rents at similar projects in the same general geographic area, but in no event shall the Base Rent be less than the then current Base Rent being paid by Tenant. Landlord shall notify Tenant in writing of such determination of fair market rental value within thirty (30) days after Landlord's receipt of Tenant's notice exercising the applicable Option. If Tenant shall dispute Landlord's determination of fair market rental value for the Property, then Landlord and Tenant shall negotiate in good faith to arrive at a mutually agreeable Base Rent within thirty (30) days after Tenant's receipt of Landlord's statement. If the parties cannot agree within such thirty (30) day period, then Tenant may elect to either: (i) accept in writing the fair market rent, as set forth in Landlord's statement; or (ii) give written notice ("Appraisal Notice") to Landlord that Tenant desires to have the fair market rent determined by appraisal pursuant to the procedures set forth herein. If Tenant does not deliver an Appraisal Notice to Landlord within thirty (30) days after Landlord's delivery of Landlords statement to Tenant, Tenant shall be deemed to have accepted Landlord's statement of the fair market rent. Within fifteen (15) days after Landlord's receipt of the Appraisal Notice in accordance with this Section, Landlord and Tenant shall agree upon a list of five (5) independent, unaffiliated real estate brokers with at least five (5) years' full-time experience brokering commercial properties within ten (10) miles of the Project. Within five: (5) days after agreement upon the list of brokers, Landlord and Tenant shall meet and each shall have the right to disqualify two (2) of the brokers by alternating their respective rights of disqualification until only one (1) broker ("Broker") has not been disqualified by either Landlord or Tenant. Within thirty (30) days after the appointment of the Broker, the parties shall each submit their determination of the fair market rent to the Broker and the Broker shall independently determine the fair market rent. The fair market rent shall equal the fair market rent submitted by Landlord or Tenant that is closest to the fair market rent determined by the Broker. The Broker shall not divulge to Landlord or Tenant the fair market rent determined by the Broker until both parties instruct it to do so in writing. If the parties fail to select the five (5) qualified brokers or the Broker, a Broker shall be selected by the (then-Presiding Judge of the Superior Court of the State of California of the County in which the Property is located, acting in his individual judicial capacity. Each party shall pay one-half of the Broker's fee and costs. The determination of the Broker in accordance with this Section 17.03 shall be final and binding on the parties and a judgment may be rendered thereon in a court of competent jurisdiction.

     During the period requiring the adjustment of Base Rent to fair market rent, Tenant shall pay, as Base Rent pending such determination, the Base Rent in effect for the Property immediately prior to such adjustment; provided, however, that upon the determination of the applicable fair market rent, Tenant shall pay Landlord the difference between the amount of Base Rent Tenant actually paid and fair market rent immediately upon the determination of fair market rent.

        Landlord and Tenant have signed this Lease at the place and on the dates specified adjacent to their signatures below and have initialed all Riders which are attached to or incorporated by reference in this Lease.

                                                "LANDLORD"

Signed on ____________, 2000             BUCKHEAD INDUSTRIAL PROPERTIES, INC.,
                                         a Maryland corporation

                                         By:  /s/ Gene Fuller
                                              ----------------------------------

                                         Its: VICE PRESIDENT
                                              ----------------------------------

                                         By:  __________________________________

                                         Its: __________________________________



                                                "TENANT"

Signed on  October 26 , 2000             TRIMEDYNE, INC., a Nevada coporation
          ------------

                                         By:  /s/ Shane Traveller
                                              ----------------------------------

                                         Its: PRESIDENT/COO/CFO
                                              ----------------------------------

                                         By:  __________________________________

                                         Its: __________________________________


        IN ANY REAL ESTATE TRANSACTION, IT IS RECOMMENDED THAT YOU CONSULT WITH A PROFESSIONAL, SUCH AS A CIVIL ENGINEER, INDUSTRIAL HYGIENIST OR OTHER PERSON WITH EXPERIENCE IN EVALUATING THE CONDITION OF THE PROPERTY, INCLUDING THE POSSIBLE PRESENCE OF ASBESTOS, HAZARDOUS MATERIALS AND UNDERGROUND STORAGE TANKS.

                                    ADDENDUM

     This Addendum to Industrial Real Estate Lease (Multi-Tenant Facility) (this "Addendum") is hereby incorporated into the Industrial Real Estate Lease (Multi-Tenant Facility) dated as of October 23, 2000 (the "Lease"), by and between Buckhead Industrial Properties, Inc., a Maryland corporation, as Landlord, and Trimedyne, Inc., a Nevada corporation, as Tenant, and made a part thereof as though fully set forth at length therein. To the extent any of the provisions of this Addendum conflict with any other provisions of the Lease, the provisions of this Addendum shall control.

1. Square Footage of Property. Tenant may, at Tenant's option and expense, within thirty (30) days after execution of this Lease, have its architect remeasure the square footage of the Property. Tenant shall submit such remeasurement to Landlord for Landlord's approval, which shall not be unreasonably withheld, delayed or conditioned, and the Base Rent and all additional charges based on the area of the Property shall be adjusted accordingly to reflect the actual square footage of the Property.

2. Expansion. Landlord shall use commercially reasonable efforts to accommodate Tenant's expansion needs.

3. Limitations on Tenant's Liability. Unless caused by Tenant, Tenant shall not have any responsibility or liability for (i) existing violations of any laws relating to any part of the Property as of the date Tenant takes possession of the Property, including, but not limited to, violations of any building codes, laws relating to Hazardous Substances, and the Americans with Disabilities Act of 1990, 42 U.S.C. (S)(S) 12101 et seq.
     and 47 U.S.C. (S)(S) 225 et seq. as amended from time to time, and any similar or successor federal, state, or local laws (collectively, the "ADA"), or (ii) any Hazardous Substances present in, on, under or about any part of the Property as of the date Tenant takes possession of the Property.

4. Amortization of Costs. The cost of any item included in Common Area Operating Expenses that is considered a capital repair, replacement or improvement under generally accepted accounting principles consistently applied ("Capital Item") shall be amortized over the useful life of such Capital Item and Tenant's Share of Common Area Operating Expenses with respect to such Capital Item in any given year shall include only that year's annual amortization.

                                    EXHIBIT A

                                    Site Plan

                     15091 Bake Parkway, Irvine (floor plan)

                                    [DIAGRAM]

                             CB [LOGO] Richard Ellis
                             NAVIGATING A NEW WORLD

                                   EXHIBIT B

                        Hazardous Materials Questionnaire

(Company Name) Trimedyne, Inc. [a Nevada corporation]
               -----------------------------------------------------------------

"Premises": 15091 Bake Parkway, Irvine, California
            --------------------------------------------------------------------

This Hazardous Materials Questionnaire is designed to solicit information concerning your proposed use of Hazardous Materials at 15091 Bake Parkway,
                                                       -------------------
Irvine, California. The term "Hazardous Materials" means any flammable items,
------------------
explosives, radioactive materials, hazardous or toxic substances, material or waste or related materials, including any substances defined as or included in the definition of "hazardous substances", "hazardous wastes", "infectious wastes", "hazardous materials" or "toxic substances" now or subsequently regulated under any federal, state or local laws, regulations or ordinances, including without limitation, oil, petroleum-based products, paints, solvents, lead, cyanide, DDT, printing inks, acids, pesticides, ammonia compounds and other chemical products, asbestos, PCBs and similar compounds, and including any different products and materials which are subsequently found to have adverse effects on the environment or the health and safety of persons.

1. BACKGROUND INFORMATION
   ----------------------

   Trimedyne, Inc. a [Nevada] corporation
   -----------------------------------------------------------------------------
   Name (Corporation, General/Limited Partnership, Public Agency or Individual)

   _____________________________________________________________________________
   Street Address

   _____________________________________________________________________________
   City, State, Zip Code

   Contact Person and Title: SHANE TRAVELLER, PRES/COO
                            ----------------------------------------------------

   Telephone Number: (_) _______________________________________________________

2. If you have conducted the specific business or activity planned for the "Premises" at any site, please provide the following information:

   a.   Address of other site:

                2801 BARRANCA, IRVINE CA
        ------------------------------------------------------------------------

        ________________________________________________________________________

   b.   Period of operation at such site:

                1990-2000
        ------------------------------------------------------------------------

   c.   Name under which operations were conducted:

                SAME
        ------------------------------------------------------------------------

   d.   Type of activity or manufacturing process conducted at other site:

                SAME
        ------------------------------------------------------------------------

        ________________________________________________________________________


        ________________________________________________________________________

3. Have you ever been the subject of any investigation, inquiry, notice of violation, order or proceeding regarding your use of Hazardous Materials? If so, please explain.

                NO
        ------------------------------------------------------------------------

        ________________________________________________________________________


        ________________________________________________________________________

 4. With respect to the proposed operation at the "Premises", please provide the following information:

     a. Type of activity or manufacturing process proposed for "Premises" if different from 2(d).

         DEVELOPMENT OF FIBER OPTIC DEVICES AND SOLID STATE LASERS. SALE AND
     ---------------------------------------------------------------------------
         MANUFACTURE OF SAME
     ---------------------------------------------------------------------------

     ___________________________________________________________________________

     ___________________________________________________________________________

     b.  Do you intend to store or use any Hazardous Materials on the Premises?
           No
         -------

         If yes, the information below is to be incorporated on the attached table which will be incorporated into the lease.

     c. Please list on the attached exhibit all hazardous materials to be used in the proposed operation or manufacturing process or stored at the site. Described the use of the material, the quantity to be used on a weekly or monthly basis, the quantity to be stored at the site at any one time, the method of storage, volume of wastewaters or solid and hazardous material wastes generated and the method of disposal of such wastes (including disposal company and disposal site).

     d. Please provide a list of the permits and/or filings that have been obtained or will be necessary to obtain in connection with the use and/or storage of hazardous materials at the Premises.

     Permit/Filing                      Obtained/To Be Obtained
     -------------                      -----------------------

     ___________________________        ____________________________

     ___________________________        ____________________________

     ___________________________        ____________________________

     ___________________________        ____________________________

     ___________________________        ____________________________

     ___________________________        ____________________________


     e. Please include MSDS sheets for any hazardous material to be used at the Premises and listed in the enclosed table.

 5. As an officer, a general partner, or duly authorized representative of the company, I am familiar with all of the company and the operations to be conducted on the Premises. I have made due inquiry in answering the foregoing questions and hereby certify that to the best of my knowledge, the information disclosed above is true, correct and complete.

     Signature   /s/ Shane H. Traveller


     Print Name  SHANE H. TRAVELLER


     Title       PRES. /COO/CFO


     Date        10/12/00

                          HAZARDOUS MATERIAL INVENTORY

                   ADDRESS: 15091 Bake Parkway, Irvine, California
                            ----------------------------------------------------

                        Quantity        Quantity                                Wastes          Disposal Method
Material/1/     Use     Used/2/         Stored/3/       Method of Storage       Generated/4/    Of Wastes Generated/5/
-----------     ---     -------         ---------       -----------------       ------------    ----------------------

No hazardous material inventory.

                                                                 /s/ [ILLEGIBLE]
                                                                        10/26/00


_________________
1    Please attached Material Safety Data Sheets (MSDS)
2    Quantity used in 30 day period.
3    Quantity stored in 30 day period.
4 Estimated volume of Hazardous Material wastewaters or other Hazardous Material Liquids generated, estimated volume of Solid Hazardous Materials waste generated.
5 Describe the treatment, recycling, storage or disposal activities for all Hazardous Materials Waste including name of disposal company.

                                  EXHIBIT C- 1

           Landlord's Responsibilities Prior to Delivery of Property

1. Repair all holes in walls and paint over repaired areas with matching paint.

2. Repair all damaged walls, cinderblock demising walls and sheetrock demising walls.

3. Steam clean all stained areas of carpet, vacuum all carpet and clean, mop and wax all tile floors.

4. Insure there are no plumbing leaks and all fixtures are operational in restrooms and kitchen areas.

5. Clean all bathroom and kitchen fixtures, and make certain that all bathroom and kitchen fixtures are intact.

6.    Replace all damaged restroom fixtures.

7. Replace all broken and/or stained ceiling tiles and repair any damaged ceiling grid not the result of ordinary wear and tear.

8. Repair all light fixtures and bulbs to proper operating order. If the bulbs are burned out, replace the bulb. If the ballasts are defective or burned out, replace the ballast.

9.    Replace all damaged light fixtures.

10.   Replace all broken or damaged light lenses.

11.   Clean all dirty light lenses.

12. All electrical outlets, telephone jacks and switches must be in proper operating order with cover plates intact. If the cover plates are damaged or missing, replace the cover plates.

13.   Cap any dangling or loose electrical wires.

14.   Replace and/or repair damaged column poles.

15.   Replace any missing dock bumpers and repair damage to grade beam.

16. All overhead doors and dock levelers must operate properly, replace all damaged panels or doors.

17. Clean warehouse floor from any tars, paints greases or other residue. Sweep, power scrub, or mop and seal, if necessary. If floor is extremely dirty, floor must be cleaned using a scrubber.

18.   Clean out and dispose of all trash in the facility.

19.   Replace damaged interior downspout/drains.

20.   Repair all rails spurs if necessary,

21. Have the HVAC system inspected/repaired and get a written report on condition.

22.   Clean a11 HVAC vent returns.

23. Remove all warehouse racking systems, fences, etc. If racking, fencing, etc. are bolted to the floor, cut bolts to floor level and fill cracked areas around bolts with epoxy cement filler.

                                   EXHIBIT C-2

                        Tenant Moveout Responsibilities

1. Repair all holes in walls and paint over repaired areas with matching paint.

2. Repair all damaged walls, cinderblock demising walls and sheetrock demising walls.

3. Steam clean all stained areas of carpet, vacuum all carpet and clean, mop and wax all tile floors.

4. Insure there are no plumbing leaks and all fixtures are operational in restrooms and kitchen areas.

5. Clean all bathroom and kitchen fixtures, and make certain that all bathroom and kitchen fixtures are intact.

6.   Replace all damaged restroom fixtures.

7. Replace all broken and/or stained ceiling tiles and repair damaged ceiling grid not the result of ordinary wear and grid and tear.

8. Repair all light fixtures and bulbs to proper operating order. If the bulbs are burned out, replace the bulb. If the ballasts are defective or burned out, replace the ballast.

9.   Replace all damaged light fixtures.

10.  Replace all broken or damaged light lenses.

11.  Clean all dirty light lenses.

12. All electrical outlets, telephone jacks and switches must be in proper operating order with cover plates intact. If the cover plates are damaged or missing, replace the cover plates.

13.  Cap any dangling or loose electrical wires.

14.  Replace and/or repair damaged column poles.

15.  Replace any missing dock bumpers and repair damage to grade beam.

16. All overhead doors and dock levelers must operate properly replace all damaged panels or doors. properly,

17. Clean warehouse floor; from any tars, paints greases or other residue. Sweep, power scrub, or mop and seal, if necessary. If floor is extremely dirty, floor must be cleaned using a scrubber.

18.  Clean out and dispose of all trash in the facility.

19.  Replace damaged interior downspout/drains.

20.  Repair all rails spurs if necessary.

21. Have the HVAC system inspected/repaired and get a written on condition. Forward report to Property Manager.
     ----------------------------------

22.  Clean all HVAC vent returns.

23. Remove all warehouse racking systems, fences, etc. If racking, fencing, etc. are bolted to the floor, cut bolts to floor level and fill cracked areas around bolts with epoxy cement filler.

     The Tenant Moveout Responsibilities set forth in this Exhibit C-2 are in addition to (a) Tenant's moveout responsibilities set forth in Section 6.06 of this Lease, and (b) Landlord's punch list to be provided to Tenant at the time of Landlord's walk through upon expiration or earlier termination of this Lease.

                                   EXHIBIT D

                        Memorandum of Term Commencement

To:     Trimedyne, Inc.
        ______________________________
        ______________________________
        ______________________________


        Re: Industrial Real Estate Lease (Multi-Tenant Facility) dated October 23, 2000 (the "Lease"), between BUCKHEAD INDUSTRIAL PROPERTIES, INC., a Maryland corporation ("Landlord"), and TRIMEDYNE, INC., a Nevada corporation ("Tenant"), concerning 15091 Bake Parkway, Irvine California 92618


Gentlemen:

        In accordance with the Lease, we wish to advise you and/or confirm as follows:

        1. The Lease Term shall commence on or has commenced on ___________ _____________________for a term of _____________________________
                ending on ____________________________.

        2. Base Rent commenced to accrue on ___________, in the amount of $ ___________________.

        3. If the Commencement Date is other than the first day of the month, the first billing will contain a pro rata adjustment. Each billing thereafter, with the exception of the final billing, shall be for the full amount of the monthly installment as provided for in the Lease.

        4. Your rent checks should be made payable to _____________________ _______________and mailed to __________________________________.

                The parties acknowledge and agree that this Memorandum of Term Commencement hereby replaces and supercedes any previously executed Memorandum of Term Commencement.

                                        "Landlord":

                                        BUCKHEAD INDUSTRIAL PROPERTIES, INC.,
                                        a Maryland corporation


                                        By: ____________________________________

                                        Its: ___________________________________

Agreed to and Accepted:

"Tenant":

TRIMEDYNE, INC.
a Nevada corporation


By: ________________________________

Its: _______________________________

                                    EXHIBIT E

                   Initial Tenant Improvements Partition Plan

                                    [DIAGRAM]